Registration filing date:	Registration No. 333-172044
April 12, 2021	811-21397

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 17	☒

REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 83	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Laura M. Bramson, Esq.

New York Life Insurance and Annuity Corporation

44 South Broadway

White Plains, NY 10601

(Name and Address of Agent for Service)

Copy to:

Chip Lunde, Esq.	Thomas F. English, Esq.
Willkie Farr & Gallagher LLP	Senior Vice President
1875 K Street, N.W.	Deputy General Counsel
Washington, DC 20006-1238	and Chief Insurance Counsel
New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2021 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (Date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS Dated May 1, 2021

for

New York Life Flexible Premium Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304, New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual New York Life Flexible Premium Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of these policies. However, we still accept premium payments for certain inforce policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes and/or a 10% federal penalty tax if withdrawn before age 59 1⁄2), a choice of when Income Payments commence, and a guaranteed death benefit if the owner dies before Income Payments have commenced.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2021. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, and the Investment Divisions listed below. You may also allocate your premium payments to an available Asset Allocation Model. The Investment Divisions noted below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP Candriam Emerging Markets Equity — Service Class[1,2]
•	MainStay VP CBRE Global Infrastructure — Service Class
•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Epoch U.S. Equity Yield — Service Class
•	MainStay VP Equity Allocation — Service Class[3]
•	MainStay VP Fidelity Institutional AM® Utilities — Service Class
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Growth Allocation — Service Class[4]
•	MainStay VP Income Builder — Service Class
•	MainStay VP IQ Hedge Multi-Strategy — Service Class
•	MainStay VP Janus Henderson Balanced[11]
•	MainStay VP MacKay Convertible — Service Class
•	MainStay VP MacKay Government — Service Class
•	MainStay VP MacKay High Yield Corporate Bond — Service Class
•	MainStay VP MacKay International Equity — Service Class
•	MainStay VP MacKay S&P 500 Index — Service Class
•	MainStay VP MacKay Strategic Bond — Service Class[5]
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Natural Resources — Initial Class[6]
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP Small Cap Growth[11]
•	MainStay VP T. Rowe Price Equity Income — Service Class[1]
•	MainStay VP U.S. Government Money Market — Initial Class
•	MainStay VP Wellington Growth — Service Class[1,7]
•	MainStay VP Wellington Mid Cap — Service Class[7]
•	MainStay VP Wellington Small Cap — Service Class[7]
•	MainStay VP Wellington U.S. Equity — Service Class[7]
•	MainStay VP Winslow Large Cap Growth — Service Class
•	American Funds IS Asset Allocation Fund — Class 4
•	American Funds IS Global Small Capitalization Fund — Class 4
•	American Funds IS Growth Fund — Class 4
•	American Funds IS New World Fund® — Class 4
•	American Funds IS Washington Mutual Investors Fund — Class 4[8]
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	BNY Mellon IP Technology Growth Portfolio –– Service Shares
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2[12]
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Delaware VIP® Small Cap Value Series — Service Class
•	DWS Alternative Asset Allocation VIP — Class B
•	Fidelity® VIP Bond Index Portfolio — Service Class 2
•	Fidelity® VIP ContrafundSM Portfolio — Service Class 2
•	Fidelity® VIP Emerging Markets Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2
•	Fidelity® VIP FundsManager® 60% Portfolio — Service Class
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Health Care Portfolio — Service Class 2
•	Fidelity® VIP International Index Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Franklin Templeton Aggressive Model Portfolio — Class II9
•	Franklin Templeton Moderately Aggressive Model Portfolio — Class II9
•	Franklin Templeton Moderate Model Portfolio — Class II9
•	Franklin Templeton Moderately Conservative Model Portfolio — Class II9
•	Franklin Templeton Conservative Model Portfolio — Class II9
•	Invesco V.I. International Growth Fund — Series II Shares
•	Invesco V.I. Main Street Small Cap Fund® — Series II Shares[10]
•	Janus Henderson Enterprise Portfolio — Service Shares
•	Janus Henderson Global Research Portfolio — Service Shares
•	MFS® International Intrinsic Value Portfolio — Service Class
•	MFS® Investors Trust Series — Service Class
•	MFS® Mid Cap Value Portfolio — Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT Income Portfolio — Advisor Class
•	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class

[1]

New allocations to the MainStay VP Candriam Emerging Markets Equity, MainStay VP T. Rowe Price Equity Income and MainStay VP Wellington Growth Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP Emerging Markets Equity.
[3]	Formerly known as MainStay VP Growth Allocation.
[4]	Formerly known as MainStay VP Moderate Growth Allocation.
[5]	Formerly known as MainStay VP MacKay Unconstrained Bond.
[6]	Formerly known as MainStay VP Mellon Natural Resources.
[7]	Wellington Management Company LLP replaced MacKay Shields as the fund subadviser on May 1, 2021.
[8]	Formerly known as American Funds IS Blue Chip Income and Growth Fund.
[9]

Franklin Templeton replaced Legg Mason/QS in each of the fund names on May 1, 2021. It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.

[10]	Formerly known as Invesco Oppenheimer V.I. Main Street Small Cap Fund®.
[11]

New allocations to the MainStay VP Janus Henderson Balanced — Initial Class or MainStay VP Small Cap Growth — Initial Class Investment Divisions will not be accepted from policyowners who were not invested in these Investment Divisions on February 17, 2012. For existing policyowners, if all of your Accumulation Value is removed from these Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

[12]

New allocations to the Columbia Variable Portfolio — Commodity Strategy Fund Investment Division will not be accepted from policyowners who were not invested in this Investment Division on November 23, 2020. For existing policyowners, if all of your Accumulation Value is removed from this Investment Division on or after November 23, 2020, you will not be able to reinvest in this Investment Division.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

2

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May1, 2020.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

EBB—Enhanced Beneficiary Benefit.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

3

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Life Income—Guaranteed Period Payment Option—The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account Nonforfeiture Value. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY II.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed after issue, who is entitled to exercise all rights under the policy.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY II.”

4

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

In Policy Years 2 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Policy Years 1 through 3; 6% during Policy Year 4; 5% during Policy Year 5; 4% during Policy Year 6; 3% during Policy Year 7; 2% during Policy Year 8; 1% during Policy Year 9; and 0% thereafter.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “CHARGES AND DEDUCTIONS—Other Charges—(d) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.40%	1.60%

[1]	Waived for policies with $50,000 or more Accumulation Value

Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge
(calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge if the oldest Owner was age 65 or younger when the policy was issued	0.30%
Current Annual Death Benefit Reset Rider Charge if the oldest Owner was age 66 to 75 inclusive when the policy was issued	0.35%

5

Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge
(calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2020.	0.37%	1.87%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2020. The Fund or its agents provided the fees and charges that are based on 2020 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

6

Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Accumulation Value based M&E Charge New York Life Flexible Premium Variable Annuity II Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with All Riders	$1,203.37	$1,691.05	$2,821.78	$5,587.71	$1,203.37	$2,337.95	$3,285.46	$5,617.71	$546.63	$1,691.05	$2,821.78	$5,587.71

with EBB Rider	$1,110.00	$1,404.48	$2,366.68	$4,791.59	$1,110.00	$2,070.91	$2,853.49	$4,821.59	$446.63	$1,404.48	$2,366.68	$4,791.59

with ADBR Rider	$1,106.92	$1,395.31	$2,352.17	$4,766.10	$1,106.92	$2,062.35	$2,839.70	$4,796.10	$443.35	$1,395.31	$2,352.17	$4,766.10

without any Riders	$1,013.22	$1,104.28	$1,883.28	$3,913.67	$1,013.22	$1,790.60	$2,394.21	$3,943.67	$343.35	$1,104.28	$1,883.28	$3,913.67

For Premium based M&E Charge New York Life Flexible Premium Variable Annuity II Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with All Riders	$1,215.40	$1,731.55	$2,892.47	$5,743.35	$1,215.4	$2,375.66	$3,352.56	$5,773.35	$559.57	$1,731.55	$2,892.47	$5,743.35

with EBB Rider	$1,122.12	$1,440.63	$2,423.11	$4,885.97	$1,122.12	$2,104.66	$2,907.10	$4,915.97	$459.57	$1,440.63	$2,423.11	$4,885.97

with ADBR Rider	$1,119.10	$1,431.52	$2,408.47	$4,859.20	$1,119.1	$2,096.15	$2,893.19	$4,889.20	$456.35	$1,431.52	$2,408.47	$4,859.20

without any Riders	$1,025.40	$1,136.45	$1,926.13	$3,946.18	$1,025.4	$1,820.63	$2,434.88	$3,976.18	$356.35	$1,136.45	$1,926.13	$3,946.18

7

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Flexible Premium Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Flexible Premium Variable Annuity II?

The New York Life Flexible Premium Variable Annuity II is a Flexible Premium Deferred Variable Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an available Asset Allocation Model and/or to the Fixed Account. (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 98 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 74 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date. For Premium based M&E Charge policies, no transfers are allowed from the Investment Divisions into the Fixed Account. As of May 1, 2020, you may not transfer into an Asset Allocation Model unless you are currently allocated to that model. If you are currently allocated to an Asset Allocation Model and you transfer your entire allocation out of it, you will not be able to transfer back into that model or allocate to a new Asset Allocation Model. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an available Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

You can make transfers from the Fixed Account to the Investment Divisions, although certain restrictions may apply. (See “THE FIXED ACCOUNT”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

4. What charges are assessed against the policy?

Before the date we start making Income Payments under the Policy, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $50,000. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). The M&E Charge assessed is based on either the Accumulation Value of the policy or the Adjusted Premium Payments. Once the M&E Charge option was chosen prior to issuance of the policy it cannot be changed.

The M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.60% (annualized) of the Adjusted

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Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit you because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first nine Policy Years. The percentage declines after the first three Policy Years as follows:

Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior withdrawals during the Policy Year that were surrender charge free; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you purchased the Annual Death Benefit Reset Rider (“ADBR”) (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you purchased the Enhanced Beneficiary Benefit (“EBB”) Rider (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted from each Allocation Option in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

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Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c)	for deferred compensation plans, $50 per month;

(d)	for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e)	For SIMPLE IRAs, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Unless we permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

6. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be credited to your Policy at the close of the Business Day on which they were received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1⁄2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—(b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

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9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value, less any outstanding loan balance, as of the day we receive a claim form in Good Order, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 11. (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA policies are excluded). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

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	Regular Mail NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010

Death Claim forms may also be submitted to	Regular Mail New York Life P.O. Box 130539 Dallas, TX 75313-0539	Express Mail New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

16. How do I contact NYLIAC by Telephone or Online?

a. By Telephone:

Certain service requests, including but not limited to, obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b.Online:

Certain service requests, including but not limited to transferring assets between Allocation Options and e-mailing your registered representative, may be made online. For onlline requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocation updates, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as premium allocation updates, partial withdrawals, Dollar Cost Averaging (DCA) and Interest Sweep.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES – Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the

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close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

Acceptance of subsequent premium payments is subject to our Suitability Standards.

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FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2011. Therefore, values and units shown for 2011 are for the period from May 1, 2011 to December 31, 2011. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are incorporated by reference in the Statement of Additional Information.

For Accumulation Value based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2020	19.29	20.44	1,400
2019	16.84	19.29	1,624
2018	18.54	16.84	1,824
2017	17.17	18.54	2,047
2016	15.88	17.17	2,192
2015	16.62	15.88	2,332
2014	15.31	16.62	2,360
2013	12.82	15.31	2,321
2012	11.63	12.82	2,202
2011	11.51	11.63	2,331
MainStay VP Bond – Service Class
2020	14.06	14.86	1,465
2019	13.15	14.06	1,488
2018	13.58	13.15	1,656
2017	13.36	13.58	1,891
2016	13.20	13.36	2,129
2015	13.45	13.20	2,141
2014	12.97	13.45	2,307
2013	13.48	12.97	2,465
2012	13.22	13.48	2,831
2011	12.61	13.22	2,544
MainStay VP Candriam Emerging Markets Equity – Service Class
2020	8.99	11.12	1,676
2019	7.61	8.99	2,042
2018	9.74	7.61	2,419
2017	6.92	9.74	2,735
2016	6.62	6.92	2,951
2015	8.03	6.62	3,139
2014	9.28	8.03	3,279
2013	9.97	9.28	3,271
2012(b)	10.00	9.97	3,256
MainStay VP CBRE Global Infrastructure – Service Class
2020	7.37	6.32	90
2019	7.12	7.37	94
2018	10.00	7.12	98
2017	9.43	10.00	149
2016	7.44	9.43	210
2015(e)	10.00	7.44	40
MainStay VP Conservative Allocation – Service Class
2020	16.80	18.20	3,361
2019	14.92	16.80	3,707
2018	16.26	14.92	4,156
2017	14.93	16.26	4,951
2016	14.35	14.93	5,282

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2015	14.85	14.35	5,973
2014	14.53	14.85	6,344
2013	13.13	14.53	6,426
2012	12.12	13.13	6,481
2011	11.99	12.12	6,099
MainStay VP Epoch U.S. Equity Yield – Service Class
2020	26.61	26.02	2,026
2019	21.88	26.61	2,195
2018	23.62	21.88	2,504
2017	20.37	23.62	2,808
2016	19.84	20.37	3,193
2015	21.19	19.84	3,559
2014	19.96	21.19	3,837
2013	15.72	19.96	4,084
2012	13.92	15.72	4,261
2011	14.41	13.92	4,480
MainStay VP Equity Allocation – Service Class
2020	18.85	21.28	2,398
2019	15.44	18.85	2,756
2018	18.04	15.44	3,107
2017	14.99	18.04	3,403
2016	14.20	14.99	3,700
2015	14.97	14.20	3,887
2014	14.61	14.97	3,961
2013	11.40	14.61	3,758
2012	10.07	11.40	3,678
2011	10.53	10.07	3,692
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2020	17.65	17.29	5,856
2019	14.56	17.65	6,769
2018	14.68	14.56	8,005
2017	13.01	14.68	9,363
2016	11.87	13.01	10,472
2015	14.09	11.87	11,653
2014	12.71	14.09	12,687
2013	10.74	12.71	12,963
2012(b)	10.00	10.74	13,151
MainStay VP Floating Rate – Service Class
2020	13.44	13.52	2,296
2019	12.66	13.44	2,656
2018	12.90	12.66	3,092
2017	12.65	12.90	3,369
2016	11.87	12.65	4,106
2015	12.00	11.87	4,708
2014	12.15	12.00	4,494
2013	11.85	12.15	4,792
2012	11.31	11.85	4,644
2011	11.27	11.31	4,520
MainStay VP Growth Allocation – Service Class
2020	18.76	20.77	5,157
2019	15.76	18.76	5,968
2018	18.00	15.76	6,960
2017	15.49	18.00	7,637
2016	14.67	15.49	8,247
2015	15.35	14.67	8,833
2014	15.01	15.35	8,848
2013	12.18	15.01	8,618

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2012	10.85	12.18	8,459
2011	11.20	10.85	8,532
MainStay VP Income Builder – Service Class
2020	21.47	22.57	848
2019	18.44	21.47	883
2018	19.98	18.44	917
2017	18.11	19.98	1,014
2016	17.01	18.11	1,107
2015	18.13	17.01	1,083
2014	17.24	18.13	1,097
2013	14.97	17.24	961
2012	13.31	14.97	897
2011	13.21	13.31	846
MainStay VP IQ Hedge Multi-Strategy – Service Class
2020	8.19	8.49	800
2019	7.67	8.19	877
2018(j)	8.38	7.67	961
2017	8.54	8.38	1,054
2016	8.67	8.54	1,051
2015	9.56	8.67	1,139
2014	11.04	9.56	1,304
2013(c)	10.00	11.04	1,051
MainStay VP Janus Henderson Balanced – Initial Class
2020	19.01	21.43	6,545
2019	15.68	19.01	7,337
2018	15.84	15.68	8,299
2017	13.57	15.84	9,496
2016	13.14	13.57	10,674
2015	13.23	13.14	12,154
2014	12.35	13.23	13,674
2013	10.42	12.35	15,534
2012(b)	10.00	10.42	17,731
MainStay VP Janus Henderson Balanced – Service Class
2020	18.64	20.96	2,635
2019	15.41	18.64	2,827
2018	15.61	15.41	3,012
2017	13.40	15.61	3,240
2016	13.02	13.40	3,496
2015	13.14	13.02	3,700
2014	12.29	13.14	3,811
2013	10.40	12.29	3,816
2012(b)	10.00	10.40	3,800
MainStay VP MacKay Convertible – Service Class
2020	25.85	34.59	1,325
2019	21.76	25.85	1,525
2018	22.87	21.76	1,684
2017	20.82	22.87	1,770
2016	18.97	20.82	1,852
2015	19.64	18.97	2,033
2014	18.79	19.64	2,190
2013	15.49	18.79	2,202
2012	14.73	15.49	2,224
2011	15.87	14.73	2,164
MainStay VP MacKay Government – Service Class
2020	12.22	12.60	1,164
2019	11.95	12.22	1,257
2018	12.18	11.95	1,237

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2017	12.09	12.18	1,412
2016	12.27	12.09	1,761
2015	12.46	12.27	1,580
2014	12.17	12.46	1,718
2013	12.67	12.17	1,761
2012	12.44	12.67	2,073
2011	11.98	12.44	2,203
MainStay VP MacKay High Yield Corporate Bond – Service Class
2020	22.22	22.86	4,737
2019	20.09	22.22	5,247
2018	21.04	20.09	5,933
2017	20.25	21.04	6,542
2016	17.87	20.25	6,858
2015	18.73	17.87	7,469
2014	19.09	18.73	7,991
2013	18.63	19.09	8,120
2012	17.12	18.63	7,812
2011	16.51	17.12	7,049
MainStay VP MacKay International Equity – Service Class
2020	22.57	26.77	986
2019	18.54	22.57	1,168
2018	21.47	18.54	1,342
2017	16.59	21.47	1,518
2016	17.88	16.59	1,623
2015	17.24	17.88	1,847
2014	18.18	17.24	2,031
2013	16.26	18.18	2,087
2012	13.94	16.26	2,093
2011	17.00	13.94	2,176
MainStay VP MacKay S&P 500 Index – Service Class
2020	31.51	36.45	2,265
2019	24.56	31.51	2,503
2018	26.27	24.56	2,714
2017	22.16	26.27	2,877
2016	20.31	22.16	3,011
2015	20.68	20.31	3,110
2014	18.72	20.68	3,241
2013	14.52	18.72	3,281
2012	12.86	14.52	3,373
2011	12.87	12.86	3,316
MainStay VP MacKay Strategic Bond – Service Class
2020	12.02	12.55	1,498
2019	11.41	12.02	1,654
2018	11.75	11.41	1,854
2017	11.39	11.75	2,083
2016	10.77	11.39	2,081
2015	11.23	10.77	2,275
2014	11.20	11.23	2,102
2013	10.93	11.20	1,641
2012	9.76	10.93	1,100
2011(a)	10.00	9.76	304
MainStay VP Moderate Allocation – Service Class
2020	17.89	19.60	4,983
2019	15.42	17.89	5,622
2018	17.15	15.42	6,416
2017	15.21	17.15	6,968
2016	14.57	15.21	7,435

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2015	15.11	14.57	8,159
2014	14.76	15.11	8,468
2013	12.68	14.76	8,345
2012	11.49	12.68	7,985
2011	11.60	11.49	7,965
MainStay VP Natural Resources – Initial Class
2020	5.82	6.13	5,518
2019	5.06	5.82	6,009
2018	7.19	5.06	6,620
2017	7.34	7.19	7,422
2016	5.20	7.34	8,216
2015	7.86	5.20	9,064
2014	9.82	7.86	9,212
2013	8.97	9.82	9,689
2012(b)	10.00	8.97	11,090
MainStay VP PIMCO Real Return – Service Class
2020	9.78	10.75	1,427
2019	9.13	9.78	1,382
2018	9.53	9.13	1,484
2017	9.36	9.53	1,687
2016	9.04	9.36	1,799
2015	9.41	9.04	2,008
2014	9.33	9.41	2,406
2013	10.43	9.33	2,854
2012(b)	10.00	10.43	3,871
MainStay VP Small Cap Growth – Initial Class
2020	18.41	25.50	1,358
2019	14.86	18.41	1,590
2018	16.54	14.86	1,808
2017	13.66	16.54	2,073
2016	12.59	13.66	2,385
2015	12.89	12.59	2,761
2014	12.75	12.89	3,207
2013	9.87	12.75	3,651
2012(b)	10.00	9.87	4,194
MainStay VP Small Cap Growth – Service Class
2020	17.90	24.75	495
2019	14.50	17.90	590
2018	16.18	14.50	651
2017	13.40	16.18	639
2016	12.40	13.40	692
2015	12.77	12.40	817
2014	12.68	12.77	798
2013(c)	10.00	12.68	828
MainStay VP T. Rowe Price Equity Income – Service Class
2020	19.61	19.47	1,274
2019	15.78	19.61	1,422
2018	17.70	15.78	1,702
2017	15.49	17.70	2,000
2016	13.25	15.49	2,253
2015	14.45	13.25	2,452
2014	13.64	14.45	2,760
2013	10.63	13.64	2,986
2012(b)	10.00	10.63	3,135
MainStay VP U.S. Government Money Market – Initial Class
2020	1.18	1.16	38,810
2019	1.18	1.18	25,501

19

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2018	1.19	1.18	31,187
2017	1.20	1.19	32,250
2016	1.23	1.20	39,911
2015	1.24	1.23	40,857
2014	1.26	1.24	41,024
2013	1.28	1.26	47,181
2012	1.31	1.28	55,543
2011	1.33	1.31	74,223
MainStay VP Wellington Growth – Service Class
2020	26.48	34.46	295
2019	20.74	26.48	351
2018	22.02	20.74	429
2017	17.20	22.02	493
2016	17.43	17.20	549
2015	17.33	17.43	605
2014	16.21	17.33	669
2013	13.24	16.21	729
2012	11.73	13.24	790
2011	12.11	11.73	824
MainStay VP Wellington Mid Cap – Service Class
2020	34.12	37.11	1,213
2019	28.89	34.12	1,363
2018	33.71	28.89	1,514
2017	29.20	33.71	1,696
2016	26.99	29.20	1,908
2015	29.00	26.99	2,087
2014	26.30	29.00	2,258
2013	19.10	26.30	2,375
2012	16.69	19.10	2,390
2011	17.57	16.69	2,527
MainStay VP Wellington Small Cap – Service Class
2020	12.78	13.86	2,368
2019	11.03	12.78	2,603
2018	13.21	11.03	1,412
2017	11.79	13.21	1,544
2016(f)	10.00	11.79	1,737
MainStay VP Wellington U.S. Equity – Service Class
2020	30.72	34.77	491
2019	24.89	30.72	556
2018	26.99	24.89	611
2017	22.46	26.99	665
2016	21.32	22.46	720
2015	21.85	21.32	730
2014	19.65	21.85	707
2013	14.86	19.65	682
2012	13.00	14.86	664
2011	13.02	13.00	699
MainStay VP Winslow Large Cap Growth – Service Class
2020	33.31	44.88	988
2019	25.60	33.31	1,128
2018	25.29	25.60	1,253
2017	19.54	25.29	1,337
2016	20.59	19.54	1,393
2015	19.88	20.59	1,476
2014	18.48	19.88	1,481
2013	13.92	18.48	1,568
2012	12.66	13.92	1,576

20

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2011	13.07	12.66	1,415
American Funds IS Asset Allocation Fund – Class 4
2020	11.32	12.52	611
2019	9.49	11.32	552
2018(i)	10.00	9.49	282
American Funds IS Global Small Capitalization Fund – Class 4
2020	13.03	16.63	58
2019	10.07	13.03	82
2018	11.45	10.07	91
2017	9.24	11.45	96
2016	9.20	9.24	43
2015(e)	10.00	9.20	33
American Funds IS Growth Fund – Class 4
2020	12.89	19.28	244
2019	10.02	12.89	149
2018	10.21	10.02	141
2017(h)	10.00	10.21	17
American Funds IS New World Fund® – Class 4
2020	12.37	15.04	340
2019	9.74	12.37	409
2018	11.52	9.74	415
2017	9.05	11.52	430
2016	8.73	9.05	294
2015	9.17	8.73	250
2014(d)	10.00	9.17	87
American Funds IS Washington Mutual Investors Fund – Class 4
2020	11.36	12.15	321
2019	9.52	11.36	313
2018	10.59	9.52	216
2017(h)	10.00	10.59	3
BlackRock® Global Allocation V.I. Fund – Class III
2020	13.03	15.51	1,076
2019	11.22	13.03	1,266
2018	12.31	11.22	1,413
2017	10.98	12.31	1,601
2016	10.73	10.98	1,682
2015	10.99	10.73	1,835
2014	10.93	10.99	1,941
2013	9.69	10.93	1,925
2012	8.94	9.69	1,484
2011(a)	10.00	8.94	614
BlackRock® High Yield V.I. Fund – Class III
2020	11.88	12.54	383
2019	10.49	11.88	401
2018	10.96	10.49	345
2017	10.37	10.96	336
2016	9.32	10.37	286
2015	9.83	9.32	272
2014(d)	10.00	9.83	115
BNY Mellon IP Technology Growth Portfolio – Service Shares
2020	35.89	59.97	586
2019	29.39	35.89	659
2018	30.68	29.39	724
2017	21.97	30.68	742
2016	21.57	21.97	698
2015	20.96	21.57	731
2014	20.28	20.96	749

21

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2013	15.81	20.28	791
2012	14.15	15.81	871
2011	15.76	14.15	790
ClearBridge Variable Appreciation Portfolio – Class II
2020	13.67	15.43	63
2019	10.70	13.67	72
2018	11.07	10.70	35
2017(g)	10.00	11.07	11
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2020	7.54	7.32	32
2019	7.09	7.54	26
2018	8.38	7.09	28
2017	8.36	8.38	34
2016	7.54	8.36	48
2015(e)	10.00	7.54	7
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2020	11.46	12.11	183
2019	10.37	11.46	221
2018	11.36	10.37	160
2017	10.31	11.36	143
2016	9.41	10.31	72
2015(e)	10.00	9.41	3
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2020	22.69	24.06	435
2019	19.21	22.69	496
2018	23.94	19.21	575
2017	21.49	23.94	654
2016	16.43	21.49	794
2015	17.83	16.43	816
2014	17.74	17.83	904
2013	13.60	17.74	947
2012	12.54	13.60	944
2011	13.59	12.54	1,016
Delaware VIP® Small Cap Value Series – Service Class
2020	10.72	10.34	98
2019	8.51	10.72	88
2018	10.39	8.51	59
2017(h)	10.00	10.39	2
DWS Alternative Asset Allocation VIP – Class B
2020	10.68	11.09	254
2019	9.47	10.68	271
2018	10.59	9.47	149
2017	10.04	10.59	72
2016(f)	10.00	10.04	38
Fidelity® VIP Bond Index Portfolio – Service Class 2
2020(l)	10.00	9.99	471
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2020	34.15	43.82	1,954
2019	26.71	34.15	2,343
2018	29.47	26.71	2,709
2017	24.93	29.47	3,003
2016	23.86	24.93	3,324
2015	24.68	23.86	3,589
2014	22.97	24.68	3,725
2013	18.14	22.97	3,816
2012	16.09	18.14	3,857
2011	16.89	16.09	3,960

22

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2020	10.50	13.55	84
2019	8.24	10.50	81
2018(i)	10.00	8.24	29
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2020	26.13	27.34	1,004
2019	20.96	26.13	1,102
2018	23.30	20.96	1,229
2017	21.05	23.30	1,374
2016	18.19	21.05	1,495
2015	19.37	18.19	1,613
2014	18.19	19.37	1,788
2013	14.52	18.19	1,928
2012	12.62	14.52	2,024
2011	12.72	12.62	2,124
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2020	10.77	12.22	83
2019(k)	10.00	10.77	8
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2020	23.42	38.86	736
2019	16.91	23.42	657
2018	15.28	16.91	549
2017	11.55	15.28	394
2016	11.70	11.55	248
2015	11.27	11.70	287
2014(d)	10.00	11.27	17
Fidelity® VIP Health Care Portfolio – Service Class 2
2020	12.15	14.53	346
2019(k)	10.00	12.15	57
Fidelity® VIP International Index Portfolio – Service Class 2
2020	10.67	11.61	36
2019(k)	10.00	10.67	23
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2020	33.04	38.34	1,263
2019	27.66	33.04	1,514
2018	33.37	27.66	1,714
2017	28.42	33.37	1,913
2016	26.05	28.42	2,126
2015	27.28	26.05	2,353
2014	26.72	27.28	2,620
2013	20.34	26.72	2,760
2012	18.37	20.34	2,903
2011	21.14	18.37	3,095
Franklin Templeton Aggressive Model Portfolio – Class II
2020(m)	10.00	12.87	100
Franklin Templeton Moderately Aggressive Model Portfolio – Class II
2020(m)	10.00	12.31	117
Franklin Templeton Moderate Model Portfolio – Class II
2020(m)	10.00	11.75	230
Franklin Templeton Moderately Conservative Model Portfolio – Class II
2020(m)	10.00	11.43	203
Franklin Templeton Conservative Model Portfolio – Class II
2020(m)	10.00	10.92	107
Invesco V.I. International Growth Fund – Series II Shares
2020	11.64	13.06	273
2019	9.21	11.64	328
2018	11.01	9.21	422

23

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2017	9.10	11.01	475
2016	9.29	9.10	436
2015	9.68	9.29	357
2014(d)	10.00	9.68	101
Invesco V.I. Main Street Small Cap Fund® – Series II Shares
2020(m)	10.00	15.32	9
Janus Henderson Enterprise Portfolio – Service Shares
2020	13.31	15.65	271
2019	9.99	13.31	229
2018	10.20	9.99	144
2017(h)	10.00	10.20	10
Janus Henderson Global Research Portfolio – Service Shares
2020	22.67	26.73	455
2019	18.02	22.67	526
2018	19.82	18.02	565
2017	16.01	19.82	608
2016	16.02	16.01	645
2015	16.83	16.02	709
2014	16.05	16.83	708
2013	12.86	16.05	744
2012	11.00	12.86	744
2011	13.03	11.00	699
MFS® International Intrinsic Value Portfolio – Service Class
2020	12.51	14.83	165
2019	10.10	12.51	181
2018	11.35	10.10	139
2017(g)	10.00	11.35	48
MFS® Investors Trust Series – Service Class
2020	29.41	33.01	174
2019	22.96	29.41	193
2018	24.84	22.96	194
2017	20.58	24.84	201
2016	19.71	20.58	178
2015	20.65	19.71	165
2014	19.38	20.65	148
2013	15.10	19.38	147
2012	13.02	15.10	139
2011	13.60	13.02	133
MFS® Mid Cap Value Portfolio – Service Class
2020(m)	10.00	13.63	195
MFS® Research Series – Service Class
2020	33.05	38.25	133
2019	25.65	33.05	146
2018	27.47	25.65	143
2017	22.63	27.47	145
2016	21.70	22.63	145
2015	21.94	21.70	144
2014	20.84	21.94	162
2013	16.43	20.84	166
2012	14.52	16.43	149
2011	14.84	14.52	146
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2020	13.02	10.65	319
2019	11.13	13.02	366
2018	12.26	11.13	409

24

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2017	12.09	12.26	549
2016	11.51	12.09	711
2015	11.45	11.51	789
2014	8.97	11.45	807
2013(c)	10.00	8.97	137
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2020	33.99	47.02	442
2019	26.24	33.99	521
2018	28.64	26.24	545
2017	23.55	28.64	576
2016	23.48	23.55	601
2015	23.92	23.48	674
2014	23.29	23.92	533
2013	18.28	23.29	553
2012	17.06	18.28	615
2011	17.40	17.06	530
PIMCO VIT Income Portfolio – Advisor Class
2020(m)	10.00	11.12	36
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2020	11.84	12.31	647
2019	11.23	11.84	720
2018	11.17	11.23	748
2017	11.03	11.17	793
2016	10.51	11.03	774
2015	10.64	10.51	641
2014(d)	10.00	10.64	241
PIMCO VIT Low Duration Portfolio – Advisor Class
2020	10.08	10.23	333
2019	9.84	10.08	144
2018	9.95	9.84	127
2017	9.97	9.95	116
2016(f)	10.00	9.97	158
PIMCO VIT Total Return Portfolio – Advisor Class
2020	10.97	11.74	1,055
2019	10.27	10.97	810
2018	10.48	10.27	687
2017	10.14	10.48	678
2016	10.03	10.14	635
2015	10.13	10.03	524
2014(d)	10.00	10.13	208

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.

(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.

(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.

(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

(f)	For the period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(g)	For the period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(h)	For the period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(i)	For the period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(k)	For the period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

25

(l)	For the period November 23, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

(m)	For the period May 1, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

26

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2020	18.24	19.63	261
2019	15.66	18.24	273
2018	16.95	15.66	285
2017	15.44	16.95	286
2016	14.04	15.44	286
2015	14.45	14.04	277
2014	13.07	14.45	224
2013	10.75	13.07	145
2012	9.59	10.75	56
2011	10.00	9.59	15
MainStay VP Bond – Service Class
2020	13.05	14.05	509
2019	11.99	13.05	472
2018	12.14	11.99	440
2017	11.72	12.14	466
2016	11.35	11.72	459
2015	11.35	11.35	434
2014	10.75	11.35	385
2013	10.98	10.75	352
2012	10.52	10.98	239
2011	10.00	10.52	67
MainStay VP Candriam Emerging Markets Equity – Service Class
2020	10.04	12.59	289
2019	8.38	10.04	339
2018	10.57	8.38	358
2017	7.41	10.57	366
2016	6.99	7.41	374
2015	8.36	6.99	382
2014	9.52	8.36	323
2013	10.10	9.52	221
2012(b)	10.00	10.10	134
MainStay VP CBRE Global Infrastructure – Service Class
2020	7.87	6.85	38
2019	7.49	7.87	38
2018	10.39	7.49	42
2017	9.65	10.39	47
2016	7.51	9.65	40
2015(e)	10.00	7.51	5
MainStay VP Conservative Allocation – Service Class
2020	15.52	17.07	462
2019	13.55	15.52	550
2018	14.52	13.55	535
2017	13.14	14.52	579
2016	12.38	13.14	571
2015	12.59	12.38	523
2014	12.10	12.59	433
2013	10.73	12.10	343
2012	9.72	10.73	202
2011	10.00	9.72	51
MainStay VP Epoch U.S. Equity Yield – Service Class
2020	20.48	20.43	430
2019	16.53	20.48	446
2018	17.49	16.53	465
2017	14.77	17.49	492

27

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2016	14.12	14.77	513
2015	14.71	14.12	505
2014	13.54	14.71	505
2013	10.42	13.54	333
2012	9.04	10.42	171
2011	10.00	9.04	51
MainStay VP Equity Allocation – Service Class
2020	19.03	21.84	1,157
2019	15.32	19.03	1,229
2018	17.60	15.32	1,308
2017	14.39	17.60	1,311
2016	13.41	14.39	1,354
2015	13.87	13.41	1,243
2014	13.26	13.87	884
2013	10.16	13.26	391
2012	8.82	10.16	167
2011	10.00	8.82	55
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2020	19.70	19.58	1,041
2019	16.02	19.70	1,110
2018	15.94	16.02	1,213
2017	13.93	15.94	1,304
2016	12.53	13.93	1,331
2015	14.67	12.53	1,349
2014	13.05	14.67	1,158
2013	10.87	13.05	748
2012(b)	10.00	10.87	390
MainStay VP Floating Rate – Service Class
2020	13.57	13.87	449
2019	12.54	13.57	601
2018	12.58	12.54	590
2017	12.13	12.58	560
2016	11.22	12.13	504
2015	11.20	11.22	516
2014	11.13	11.20	448
2013	10.68	11.13	326
2012	9.99	10.68	143
2011	10.00	9.99	51
MainStay VP Growth Allocation – Service Class
2020	18.10	20.39	1,594
2019	14.94	18.10	1,726
2018	16.78	14.94	1,878
2017	14.18	16.78	1,873
2016	13.22	14.18	1,887
2015	13.57	13.22	1,822
2014	13.01	13.57	1,491
2013	10.35	13.01	950
2012	9.05	10.35	443
2011	10.00	9.05	131
MainStay VP Income Builder – Service Class
2020	18.46	19.88	325
2019	15.67	18.46	339
2018	16.57	15.67	334
2017	14.77	16.57	344
2016	13.54	14.77	348
2015	14.07	13.54	333
2014	13.05	14.07	323
2013	11.05	13.05	166

28

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2012	9.63	11.05	71
2011	10.00	9.63	22
MainStay VP IQ Hedge Multi-Strategy – Service Class
2020	8.99	9.45	751
2019	8.30	8.99	776
2018(j)	8.94	8.30	781
2017	8.99	8.94	796
2016	9.00	8.99	740
2015	9.79	9.00	704
2014	11.14	9.79	568
2013(c)	10.00	11.14	166
MainStay VP Janus Henderson Balanced – Initial Class
2020	21.22	24.26	12
2019	17.26	21.22	14
2018	17.19	17.26	15
2017	14.53	17.19	15
2016	13.87	14.53	15
2015	13.78	13.87	16
2014	12.68	13.78	15
2013	10.55	12.68	14
2012(b)	10.00	10.55	13
MainStay VP Janus Henderson Balanced – Service Class
2020	20.81	23.73	571
2019	16.97	20.81	562
2018	16.94	16.97	530
2017	14.35	16.94	521
2016	13.74	14.35	515
2015	13.68	13.74	507
2014	12.62	13.68	436
2013	10.53	12.62	289
2012(b)	10.00	10.53	178
MainStay VP MacKay Convertible – Service Class
2020	18.85	25.58	448
2019	15.43	18.85	485
2018	15.83	15.43	493
2017	14.17	15.83	437
2016	12.68	14.17	419
2015	12.88	12.68	430
2014	11.96	12.88	360
2013	9.56	11.96	267
2012	8.78	9.56	142
2011	10.00	8.78	64
MainStay VP MacKay Government – Service Class
2020	11.87	12.43	278
2019	11.29	11.87	191
2018	11.33	11.29	169
2017	11.12	11.33	166
2016	11.03	11.12	194
2015	11.00	11.03	162
2014	10.54	11.00	173
2013	10.83	10.54	124
2012	10.45	10.83	86
2011	10.00	10.45	22
MainStay VP MacKay High Yield Corporate Bond – Service Class
2020	16.70	17.56	1,737
2019	14.79	16.70	1,848
2018	15.05	14.79	1,870
2017	14.11	15.05	1,954

29

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2016	12.17	14.11	1,928
2015	12.40	12.17	1,905
2014	12.21	12.40	1,650
2013	11.48	12.21	1,178
2012	10.15	11.48	652
2011	10.00	10.15	149
MainStay VP MacKay International Equity – Service Class
2020	15.22	18.35	316
2019	12.23	15.22	365
2018	13.86	12.23	378
2017	10.48	13.86	367
2016	11.05	10.48	368
2015	10.43	11.05	371
2014	10.74	10.43	338
2013	9.35	10.74	244
2012	7.85	9.35	114
2011	10.00	7.85	49
MainStay VP MacKay S&P 500 Index – Service Class
2020	27.20	32.08	570
2019	20.77	27.20	585
2018	21.81	20.77	579
2017	18.00	21.81	541
2016	16.16	18.00	501
2015	16.03	16.16	475
2014	14.18	16.03	347
2013	10.77	14.18	239
2012	9.33	10.77	88
2011	10.00	9.33	18
MainStay VP MacKay Strategic Bond – Service Class
2020	13.58	14.37	980
2019	12.71	13.58	1,019
2018	12.90	12.71	1,052
2017	12.34	12.90	1,082
2016	11.51	12.34	1,038
2015	11.82	11.51	1,005
2014	11.63	11.82	748
2013	11.19	11.63	331
2012	9.85	11.19	142
2011(a)	10.00	9.85	32
MainStay VP Moderate Allocation – Service Class
2020	16.87	18.77	1,055
2019	14.30	16.87	1,137
2018	15.64	14.30	1,161
2017	13.64	15.64	1,162
2016	12.85	13.64	1,148
2015	13.10	12.85	1,113
2014	12.55	13.10	956
2013	10.56	12.55	684
2012	9.40	10.56	351
2011	10.00	9.40	74
MainStay VP Natural Resources – Initial Class
2020	6.50	6.95	821
2019	5.57	6.50	876
2018	7.81	5.57	861
2017	7.86	7.81	877
2016	5.48	7.86	885
2015	8.18	5.48	924
2014	10.08	8.18	677

30

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2013	9.08	10.08	489
2012(b)	10.00	9.08	311
MainStay VP PIMCO Real Return – Service Class
2020	10.92	12.18	407
2019	10.05	10.92	455
2018	10.34	10.05	467
2017	10.02	10.34	439
2016	9.54	10.02	435
2015	9.80	9.54	442
2014	9.58	9.80	449
2013	10.56	9.58	446
2012(b)	10.00	10.56	346
MainStay VP Small Cap Growth – Initial Class
2020	20.55	28.87	23
2019	16.36	20.55	31
2018	17.96	16.36	31
2017	14.62	17.96	32
2016	13.29	14.62	35
2015	13.41	13.29	38
2014	13.08	13.41	40
2013	10.00	13.08	39
2012(b)	10.00	10.00	41
MainStay VP Small Cap Growth – Service Class
2020	18.14	25.43	62
2019	14.48	18.14	74
2018	15.93	14.48	77
2017	13.00	15.93	71
2016	11.85	13.00	71
2015	11.99	11.85	66
2014	11.72	11.99	44
2013(c)	10.00	11.72	13
MainStay VP T. Rowe Price Equity Income – Service Class
2020	21.89	22.05	212
2019	17.37	21.89	232
2018	19.22	17.37	249
2017	16.58	19.22	284
2016	13.99	16.58	286
2015	15.04	13.99	278
2014	14.00	15.04	251
2013	10.76	14.00	186
2012(b)	10.00	10.76	92
MainStay VP U.S. Government Money Market – Initial Class
2020	1.04	1.04	10,172
2019	1.02	1.04	3,959
2018	1.00	1.02	3,770
2017	1.00	1.00	3,516
2016	1.00	1.00	4,426
2015	1.00	1.00	3,298
2014	1.00	1.00	3,414
2013	1.00	1.00	3,444
2012	1.00	1.00	2,633
2011	1.00	1.00	1,377
MainStay VP Wellington Growth – Service Class
2020	23.29	30.74	53
2019	17.96	23.29	60
2018	18.80	17.96	63
2017	14.45	18.80	65
2016	14.43	14.45	105

31

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2015	14.10	14.43	107
2014	12.99	14.10	91
2013	10.45	12.99	85
2012	9.11	10.45	25
2011	10.00	9.11	6
MainStay VP Wellington Mid Cap – Service Class
2020	22.52	24.99	396
2019	18.37	22.52	433
2018	20.92	18.37	432
2017	17.60	20.92	446
2016	15.87	17.60	448
2015	16.52	15.87	444
2014	14.48	16.52	389
2013	10.21	14.48	263
2012	8.71	10.21	121
2011	10.00	8.71	30
MainStay VP Wellington Small Cap – Service Class
2020	13.45	14.79	641
2019	11.45	13.45	664
2018	13.52	11.45	380
2017	11.89	13.52	397
2016(f)	10.00	11.89	422
MainStay VP Wellington U.S. Equity – Service Class
2020	26.44	30.47	135
2019	21.00	26.44	146
2018	22.36	21.00	152
2017	18.25	22.36	167
2016	16.77	18.25	156
2015	16.67	16.77	137
2014	14.59	16.67	98
2013	10.78	14.59	50
2012	9.26	10.78	19
2011	10.00	9.26	5
MainStay VP Winslow Large Cap Growth – Service Class
2020	28.58	39.10	520
2019	21.44	28.58	563
2018	20.75	21.44	586
2017	15.71	20.75	589
2016	16.12	15.71	600
2015	15.22	16.12	576
2014	13.79	15.22	468
2013	10.13	13.79	326
2012	8.98	10.13	184
2011	10.00	8.98	57
American Funds IS Asset Allocation Fund – Class 4
2020	11.59	13.00	105
2019	9.58	11.59	84
2018(i)	10.00	9.58	11
American Funds IS Global Small Capitalization Fund – Class 4
2020	13.91	18.00	22
2019	10.60	13.91	25
2018	11.88	10.60	24
2017	9.46	11.88	21
2016	9.29	9.46	10
2015(e)	10.00	9.29	8
American Funds IS Growth Fund – Class 4
2020	13.28	20.14	59
2019	10.18	13.28	50

32

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2018	10.23	10.18	28
2017(h)	10.00	10.23	8
American Funds IS New World Fund® – Class 4
2020	13.39	16.51	243
2019	10.39	13.39	273
2018	12.12	10.39	271
2017	9.39	12.12	240
2016	8.94	9.39	235
2015	9.25	8.94	212
2014(d)	10.00	9.25	92
American Funds IS Washington Mutual Investors Fund – Class 4
2020	11.70	12.69	102
2019	9.67	11.70	92
2018	10.61	9.67	44
2017(h)	10.00	10.61	5
BlackRock® Global Allocation V.I. Fund – Class III
2020	14.71	17.76	547
2019	12.49	14.71	624
2018	13.52	12.49	663
2017	11.89	13.52	666
2016	11.45	11.89	683
2015	11.57	11.45	707
2014	11.35	11.57	654
2013	9.92	11.35	528
2012	9.02	9.92	282
2011(a)	10.00	9.02	77
BlackRock® High Yield V.I. Fund – Class III
2020	12.86	13.77	125
2019	11.20	12.86	130
2018	11.53	11.20	105
2017	10.77	11.53	93
2016	9.54	10.77	83
2015	9.92	9.54	79
2014(d)	10.00	9.92	44
BNY Mellon IP Technology Growth Portfolio – Service Shares
2020	27.40	46.46	287
2019	21.83	27.40	326
2018	22.11	21.83	321
2017	15.53	22.11	296
2016	14.88	15.53	273
2015	14.05	14.88	268
2014	13.18	14.05	228
2013	9.95	13.18	158
2012	8.62	9.95	93
2011	10.00	8.62	19
ClearBridge Variable Appreciation Portfolio – Class II
2020	14.19	16.24	23
2019	10.95	14.19	26
2018	11.18	10.95	9
2017(g)	10.00	11.18	2
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2020	8.05	7.92	38
2019	7.47	8.05	9
2018	8.70	7.47	6
2017	8.55	8.70	7
2016	7.61	8.55	5
2015(e)	10.00	7.61	0

33

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2020	12.24	13.11	58
2019	10.92	12.24	60
2018	11.79	10.92	40
2017	10.55	11.79	23
2016	9.50	10.55	17
2015(e)	10.00	9.50	1
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2020	18.99	20.63	183
2019	15.70	18.99	200
2018	19.18	15.70	200
2017	16.83	19.18	203
2016	12.68	16.83	219
2015	13.54	12.68	231
2014	13.13	13.54	213
2013	9.80	13.13	163
2012	8.81	9.80	90
2011	10.00	8.81	16
Delaware VIP® Small Cap Value Series – Service Class
2020	11.04	10.80	25
2019	8.65	11.04	24
2018	10.41	8.65	12
2017(h)	10.00	10.41	0
DWS Alternative Asset Allocation VIP – Class B
2020	11.24	11.84	100
2019	9.83	11.24	98
2018	10.84	9.83	57
2017	10.13	10.84	22
2016(f)	10.00	10.13	10
Fidelity® VIP Bond Index Portfolio – Service Class 2
2020(l)	10.00	10.00	113
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2020	24.32	31.68	907
2019	18.53	24.32	1,050
2018	19.85	18.53	1,118
2017	16.32	19.85	1,159
2016	15.15	16.32	1,186
2015	15.09	15.15	1,132
2014	13.51	15.09	875
2013	10.32	13.51	494
2012	8.89	10.32	255
2011	10.00	8.89	91
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2020	10.75	14.06	26
2019	8.32	10.75	25
2018(i)	10.00	8.32	16
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2020	21.99	23.41	125
2019	17.30	21.99	129
2018	18.92	17.30	123
2017	16.79	18.92	128
2016	14.27	16.79	129
2015	14.90	14.27	112
2014	13.73	14.90	102
2013	10.74	13.73	74
2012	9.18	10.74	39
2011	10.00	9.18	13
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2020	10.87	12.51	6

34

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2019(k)	10.00	10.87	2
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2020	25.36	42.66	175
2019	18.05	25.36	164
2018	16.09	18.05	121
2017	11.99	16.09	78
2016	11.98	11.99	52
2015	11.37	11.98	54
2014(d)	10.00	11.37	8
Fidelity® VIP Health Care Portfolio – Service Class 2
2020	12.27	14.88	93
2019(k)	10.00	12.27	23
Fidelity® VIP International Index Portfolio – Service Class 2
2020	10.77	11.88	6
2019(k)	10.00	10.77	3
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2020	19.12	22.54	344
2019	15.53	19.12	372
2018	18.22	15.53	413
2017	15.11	18.22	424
2016	13.50	15.11	433
2015	13.73	13.50	459
2014	12.95	13.73	439
2013	9.53	12.95	335
2012	8.32	9.53	188
2011	10.00	8.32	66
Franklin Templeton Aggressive Model Portfolio – Class II
2020(m)	10.00	12.99	35
Franklin Templeton Moderately Aggressive Model Portfolio – Class II
2020(m)	10.00	12.42	95
Franklin Templeton Moderate Model Portfolio – Class II
2020(m)	10.00	11.86	50
Franklin Templeton Moderately Conservative Model Portfolio – Class II
2020(m)	10.00	11.54	42
Franklin Templeton Conservative Model Portfolio – Class II
2020(m)	10.00	11.02	27
Invesco V.I. International Growth Fund – Series II Shares
2020	12.61	14.34	230
2019	9.83	12.61	248
2018	11.59	9.83	271
2017	9.45	11.59	259
2016	9.51	9.45	255
2015	9.77	9.51	223
2014(d)	10.00	9.77	99
Invesco V.I. Main Street Small Cap Fund® – Series II Shares
2020(m)	10.00	15.46	0
Janus Henderson Enterprise Portfolio – Service Shares
2020	13.72	16.35	76
2019	10.15	13.72	79
2018	10.22	10.15	40
2017(h)	10.00	10.22	0
Janus Henderson Global Research Portfolio – Service Shares
2020	19.83	23.75	170
2019	15.40	19.83	189
2018	16.58	15.40	195
2017	13.09	16.58	203
2016	12.85	13.09	208
2015	13.19	12.85	208

35

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2014	12.30	13.19	193
2013	9.61	12.30	140
2012	8.01	9.61	68
2011	10.00	8.01	11
MFS® International Intrinsic Value Portfolio – Service Class
2020	12.99	15.61	56
2019	10.34	12.99	63
2018	11.45	10.34	39
2017(g)	10.00	11.45	13
MFS® Investors Trust Series – Service Class
2020	25.77	29.28	129
2019	19.64	25.77	142
2018	20.82	19.64	144
2017	16.93	20.82	145
2016	15.63	16.93	142
2015	15.63	15.63	120
2014	14.12	15.63	68
2013	10.72	14.12	15
2012	9.02	10.72	7
2011	10.00	9.02	2
MFS® Mid Cap Value Portfolio – Service Class
2020(m)	10.00	13.75	155
MFS® Research Series – Service Class
2020	26.58	30.91	67
2019	20.04	26.58	70
2018	21.01	20.04	60
2017	17.08	21.01	54
2016	15.74	17.08	53
2015	15.66	15.74	54
2014	14.24	15.66	48
2013	10.79	14.24	41
2012	9.23	10.79	14
2011	10.00	9.23	1
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2020	14.30	11.85	230
2019	12.05	14.30	207
2018	13.09	12.05	209
2017	12.73	13.09	224
2016	11.94	12.73	228
2015	11.72	11.94	215
2014	9.06	11.72	162
2013(c)	10.00	9.06	43
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2020	23.45	32.76	280
2019	17.70	23.45	329
2018	18.94	17.70	343
2017	15.21	18.94	354
2016	14.60	15.21	365
2015	14.45	14.60	352
2014	13.47	14.45	273
2013	10.18	13.47	170
2012	9.08	10.18	98
2011	10.00	9.08	19
PIMCO VIT Income Portfolio – Advisor Class
2020(m)	10.00	11.23	0

36

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2020	12.82	13.52	421
2019	11.99	12.82	429
2018	11.75	11.99	435
2017	11.45	11.75	435
2016	10.76	11.45	398
2015	10.74	10.76	324
2014(d)	10.00	10.74	136
PIMCO VIT Low Duration Portfolio – Advisor Class
2020	10.61	10.92	112
2019	10.21	10.61	62
2018	10.19	10.21	53
2017	10.06	10.19	26
2016(f)	10.00	10.06	14
PIMCO VIT Total Return Portfolio – Advisor Class
2020	11.87	12.88	529
2019	10.97	11.87	494
2018	11.04	10.97	431
2017	10.53	11.04	409
2016	10.26	10.53	358
2015	10.23	10.26	290
2014(d)	10.00	10.23	122

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.

(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.

(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.

(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

(f)	For the period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(g)	For the period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(h)	For the period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(i)	For the period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(k)	For the period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

(l)	For the period November 23, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

(m)	For the period May 1, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

37

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.5 billion at the end of 2020. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, and any other separate account of NYLIAC.

Separate Account-III currently has 98 Investment Divisions, some of which may not be available under your policy. Separate Account IV has 74 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds may also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative,

38

marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyholders Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES-Automatic Asset Reallocation” for more information.)

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Rebalancing or periodic updating of Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

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Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Fund within the Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc. LMPFA’s affiliated subadviser, QS Investors, LLC (“QS”) selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models”. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS advise the Franklin Resources, Inc. Trust (the “Franklin Trust”), QS Investors and the Franklin Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Equity Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: NYL Investors and Wellington Management Company LLP	MainStay VP Balanced

Subadviser: MacKay Shields LLC (“MacKay”)

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Strategic Bond

	Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	MainStay VP Small Cap Growth

	Subadviser: CBRE Clarion Securities, LLC	MainStay VP CBRE Global Infrastructure

	Subadviser: Candriam Belgium	MainStay VP Candriam Emerging Markets Equity

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Natural Resources

	Subadviser: Wellington Management Company LLP	MainStay VP Wellington Growth MainStay VP Wellington Mid Cap MainStay VP Wellington Small Cap MainStay VP Wellington U.S. Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Winslow Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. International Growth Fund Invesco V.I. Main Street Small Cap Fund®

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

American Funds IS Washington Mutual Investors Fund

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund
BlackRock® Variable Series Funds II, Inc.	Subadviser: BlackRock International Limited	BlackRock® High Yield V.I. Fund
BNY Mellon Investment Portfolios	BNY Mellon Investment Adviser, Inc.	BNY Mellon IP Technology Growth Portfolio
Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund

Columbia Funds Variable Insurance Trust		Columbia Variable Portfolio — Small Cap Value Fund
Delaware VIP® Trust	Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP
Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: Other investment advisers

Fidelity® VIP Bond Index Portfolio

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP FundsManager® 60% Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC Subadviser: QS Investors, LLC

ClearBridge Variable Appreciation Portfolio

Franklin Templeton Aggressive Model Portfolio

Franklin Templeton Moderately Aggressive Model Portfolio

Franklin Templeton Moderate Model Portfolio

Franklin Templeton Moderately Conservative Model Portfolio

Franklin Templeton Conservative Model Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio
MFS® Variable Insurance Trust MFS® Variable Insurance Trust II MFS® Variable Insurance Trust III	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Intrinsic Value Portfolio MFS® Mid Cap Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

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NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an available Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Franklin Templeton Model Portfolios—Conflicts of Interest

The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Eligible Portfolios available under your policy (except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios), however the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.

LMPFA’s affiliated subadviser, QS Investors (“QS”) selected the initial composition of each Model Portfolio. Thereafter, QS will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes

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the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and QS, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts. See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments.

These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.

LMPFA and QS are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models or the Model Portfolios.

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In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

If you are considering exchanging an insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place

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of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions for policies issued in connection with ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, SEP and SIMPLE IRAs; and

(3)	Section 457 Deferred Compensation Plans.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges for an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). Your registered representative will submit your application, along with your initial premium payment, to us at our Cleveland or Dallas Service Center. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial

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premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until Your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models and the Fixed Account. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option at the time a premium payment is made.

We no longer accept new applications for this policy. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. NYLIAC reserves the right to limit the dollar amount of any premium payment.

Acceptance of premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there may be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocations and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this Prospectus, and we agree.

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Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you were entitled by law to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75.

We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model, if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

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Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade,

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describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.

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We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	upload documents and forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Reallocation arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and

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intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “The Policies-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “The Policies-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks—common to all insurers and financial service providers—that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks — not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

CARES Act

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet certain eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions in connection with your policy.

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Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Reallocation (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, partial withdrawals, Dollar Cost Averaging (DCA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES — Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

Paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual financial reports will apply to all Eligible Portfolios described herein.

Dollar Cost Averaging Program

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP

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Wellington U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$ 8.00	12.50
3	$100	$12.50	8.00
4	$100	$ 7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, Dollar Cost Averaging will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process Dollar Cost Averaging transfers, VPSC must have received a completed Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a Dollar Cost Averaging transfer by any other method we make available. If your Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the Dollar Cost Averaging at any time. To cancel Dollar Cost Averaging, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel Dollar Cost Averaging if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect Dollar Cost Averaging if you have selected the Automatic Asset Reallocation option.

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Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or use any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 16 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone or internet as described in Question 16 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.

The Interest Sweep option may be utilized in addition to either Dollar Cost Averaging or Automatic Asset Reallocation. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation. If an Interest Sweep transfer is scheduled for the same day as a transfer related to Dollar Cost Averaging or the Automatic Asset Reallocation option, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,500, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account. Also note that Interest Sweep is not available for policies issued in the State of New York.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed

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and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available) and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. We will allocate additional premium payments to the Allocation Options at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of each premium payment you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we include a Living Needs Benefit/Unemployment Rider.

We also offer the Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)	Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

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(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

When you purchase the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you purchase this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES—Riders—Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value

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will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.  The rider is elected at the time of application;

2.  You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.  A withdrawal of $20,000 is made in the fourth Policy Year;

4.  Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.  If you die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.  The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(c) Enhanced Spousal Continuance Rider (optional)

If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

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(d) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit if you purchased the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you purchased this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments; or

(c)

the “Reset Value” plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary; or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The reset value calculated on the second and subsequent Reset Anniversaries is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.

In jurisdictions where approved, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first policy anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

It is important to note that any withdrawal reduces the death benefit proportionally.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

(a)	the Accumulation Value

$225,000

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(b)	the Adjusted Death Benefit Premium Payments

= $187,500

(c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

$225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less ADBR Proportional Withdrawals since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

(1)	the Annuity Commencement Date,

(2)	the date you surrender the policy, or

(3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iii) receive payments forwarded by your employer, or (iv) receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

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CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS — Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.

The surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:

Amount of Surrender Charge

Policy Year	Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments;

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner or the Annuitant;

(d)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals at age 59 1⁄2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;

(g)	on withdrawals you make under the Living Needs Benefit Rider/Unemployment Rider;

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(i)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code.

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Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for policies with $50,000 or more in Accumulation Value.

We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(d) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under Dollar Cost Averaging, Interest Sweep and Automatic Asset Reallocation do not count toward this transfer limit.

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(e) Enhanced Beneficiary Benefit Rider Charge

If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option, in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.

(f) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

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DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Options, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS— Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on

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file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires.

The Coronavirus Aid, Relief and Economic Security Act waives the required minimum distribution rules for calendar year 2020 for (i) plans (including 401(k) plans) qualified under Code Section 401, (ii) defined contribution plans described in Code Sections 403(a) and 403(b), (iii) eligible governmental defined contribution plans described in Code Section 457(b) and (iv) IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

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Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account, if applicable, in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. If the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

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On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death

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benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send written notice to one of the addresses in Question 15 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax

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consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set quarterly on the first day of each new calendar quarter. All premium payments and additional payments (including transfers from other Investment Divisions) allocated to the Fixed Account during a calendar quarter

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will receive the interest rate declared for that quarter until the end of that Policy Year. All other amounts in the Fixed Account are credited with the rate set for the quarter in which the last Policy Anniversary occurred, guaranteed for the current Policy Year. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.

4. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model is subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to Dollar Cost Averaging or the Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six- month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus, by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned

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about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an

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Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

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(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such

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investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2021 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2021 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY—REQUIRED MINIMUM DISTRIBUTION OPTION—for more information.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain

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circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Flexible Premium Variable Annuity II policies during the fiscal years ended December 31, 2020, 2019 and 2018 were $1,209,492, $1,380,810 and $1,472,699, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Flexible Premium Variable Annuity II Statement of Additional Information.

The New York Life Flexible Premium Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Flexible Premium Variable Annuity II Statement of Additional Information dated May 1, 2021:

Name

Address

City	State	Zip

76

Statement of Additional Information

May 1, 2021

for

New York Life Flexible Premium Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Flexible Premium Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Flexible Premium Variable Annuity II Prospectus dated May 1, 2021. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Flexible Premium Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) — c

Where: a =    the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b	= the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c	= the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a =    the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b	= the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not

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permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

3

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

4

If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

For Policies investing in NYLIAC Variable Annuity Separate Account—III:

Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020—previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.

Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements—previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.

For Policies investing in NYLIAC Variable Annuity Separate Account—IV:

Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020—previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No.  811-21397), filed on April 7, 2021 are incorporated herein by reference.

Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements—previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No.  811-21397), filed on April 7, 2021 are incorporated herein by reference.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

5

PROSPECTUS Dated May 1, 2021

for

New York Life Flexible Premium Variable Annuity III

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304, New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual New York Life Flexible Premium Variable Annuity III policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes and/or a 10% federal penalty tax if withdrawn before age 59 1⁄2), a choice of when Income Payments commence, and a guaranteed death benefit if the owner dies before Income Payments have commenced.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2021. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an available Asset Allocation Model. The Investment Divisions listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP Candriam Emerging Markets Equity — Service Class[1,2]
•	MainStay VP CBRE Global Infrastructure — Service Class
•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Epoch U.S. Equity Yield — Service Class
•	MainStay VP Equity Allocation — Service Class[3]
•	MainStay VP Fidelity Institutional AM® Utilities — Service Class
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Growth Allocation — Service Class[4]
•	MainStay VP Income Builder — Service Class
•	MainStay VP IQ Hedge Multi-Strategy — Service Class
•	MainStay VP Janus Henderson Balanced — Service Class
•	MainStay VP MacKay Convertible — Service Class
•	MainStay VP MacKay Government — Service Class
•	MainStay VP MacKay High Yield Corporate Bond — Service Class
•	MainStay VP MacKay International Equity — Service Class
•	MainStay VP MacKay S&P 500 Index — Service Class
•	MainStay VP MacKay Strategic Bond — Service Class[5]
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Natural Resources — Initial Class[6]
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP Small Cap Growth — Service Class
•	MainStay VP T. Rowe Price Equity Income — Service Class[1]
•	MainStay VP U.S. Government Money Market — Initial Class
•	MainStay VP Wellington Growth — Service Class[1,7]
•	MainStay VP Wellington Mid Cap — Service Class[7]
•	MainStay VP Wellington Small Cap — Service Class[7]
•	MainStay VP Wellington U.S. Equity — Service Class[7]
•	MainStay VP Winslow Large Cap Growth — Service Class
•	American Funds IS Asset Allocation Fund — Class 4
•	American Funds IS Global Small Capitalization Fund — Class 4
•	American Funds IS Growth Fund — Class 4
•	American Funds IS New World Fund® — Class 4
•	American Funds IS Washington Mutual Investors Fund — Class 4[8]
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	BNY Mellon IP Technology Growth Portfolio –– Service Shares
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2[11]
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Delaware VIP® Small Cap Value Series –– Service Class
•	DWS Alternative Asset Allocation VIP — Class B
•	Fidelity® VIP Bond Index Portfolio — Service Class 2
•	Fidelity® VIP ContrafundSM Portfolio — Service Class 2
•	Fidelity® VIP Emerging Markets Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2
•	Fidelity® VIP FundsManager® 60% Portfolio — Service Class
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Health Care Portfolio — Service Class 2
•	Fidelity® VIP International Index Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Franklin Templeton Aggressive Model Portfolio — Class II9
•	Franklin Templeton Conservative Model Portfolio — Class II9
•	Franklin Templeton Moderate Model Portfolio — Class II9
•	Franklin Templeton Moderately Aggressive Model Portfolio — Class II9
•	Franklin Templeton Moderately Conservative Model Portfolio — Class II9
•	Invesco V.I. International Growth Fund — Series II Shares
•	Invesco V.I. Main Street Small Cap Fund® — Series II Shares[10]
•	Janus Henderson Enterprise Portfolio — Service Shares
•	Janus Henderson Global Research Portfolio — Service Shares
•	MFS® International Intrinsic Value Portfolio — Service Class
•	MFS® Investors Trust Series — Service Class
•	MFS® Mid Cap Value Portfolio— Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT Income Portfolio — Advisor Class
•	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class

[1]

New allocations to the MainStay VP Candriam Emerging Markets Equity, MainStay VP T. Rowe Price Equity Income and MainStay VP Wellington Growth Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP Emerging Markets Equity.
[3]	Formerly known as MainStay VP Growth Allocation.
[4]	Formerly known as MainStay VP Moderate Growth Allocation.
[5]	Formerly known as MainStay VP MacKay Unconstrained Bond.
[6]	Formerly known as MainStay VP Mellon Natural Resources.
[7]	Wellington Management Company LLP replaced MacKay Shields as the fund subadviser on May 1, 2021.
[8]	Formerly known as American Funds IS Blue Chip Income and Growth Fund.
[9]

Franklin Templeton replaced Legg Mason/QS in each of the fund names on May 1, 2021. It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.

[10]	Formerly known as Invesco Oppenheimer V.I. Main Street Small Cap Fund®.
[11]

New allocations to the Columbia Variable Portfolio — Commodity Strategy Fund Investment Division will not be accepted from policyowners who were not invested in this Investment Division on November 23, 2020. For existing policyowners, if all of your Accumulation Value is removed from this Investment Division on or after November 23, 2020, you will not be able to reinvest in this Investment Division.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and the DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May1, 2020.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider after the Future Income Start Date.

Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Life Income - Guaranteed Period Payment Option-The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY III.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.

Payee—The individual designated to receive Income Payments, under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit —The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY III.”

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

1

In Policy Years 2 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Policy Years 2 and 3; 6% during Policy Year 4; 5% during Policy Year 5; 4% during Policy Year 6; 3% during Policy Year 7; 2% during Policy Year 8; 1% during Policy Year 9; and 0% thereafter.

2

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “CHARGES AND DEDUCTIONS—Other Charges—(d) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.35% (During the Surrender Charge Period for the initial premium) 1.15% (After the Surrender Charge Period for the initial premium)	1.55% (During the Surrender Charge Period for the initial premium) 1.35% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on and after May 1, 2016	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)	1.40% (During the Surrender Charge Period for the initial premium) 1.20% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	1.35% (During the Surrender Charge Period for the initial premium) 1.15% (After the Surrender Charge Period for the initial premium)	1.55% (During the Surrender Charge Period for the initial premium) 1.35% (After the Surrender Charge Period for the initial premium)

[1]	Waived for policies with $50,000 or more Accumulation Value.

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge	0.25%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For Before May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 65 or younger when the policy was issued) policy is issued	0.30%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)	0.35%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2020.	0.37%	1.87%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2020. The Fund or its agents provided the fees and charges that are based on 2020 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Premium based M&E Charge New York Life Flexible Premium Variable Annuity III Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with ADBR Rider	$1,100.36	$1,373.31	$2,314.52	$4,667.38	$1,100.36	$2,041.80	$2,803.92	$4,697.38	$436.35	$1,373.31	$2,314.52	$4,667.38

without any Riders	$1,006.66	$1,077.64	$1,830.18	$3,745.36	$1,006.66	$1,765.72	$2,343.71	$3,775.36	$336.35	$1,077.64	$1,830.18	$3,745.36

For Accumulation Value based M&E Charge New York Life Flexible Premium Variable Annuity III Policies applied for on and after May 1, 2016

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with ADBR Rider	$1,097.08	$1,365.06	$2,303.91	$4,658.89	$1,097.08	$2,034.10	$2,793.85	$4,688.89	$432.85	$1,365.06	$2,303.91	$4,658.89

without any Riders	$1,003.38	$1,073.40	$1,832.96	$3,795.46	$1,003.38	$1,761.77	$2,346.40	$3,825.46	$332.85	$1,073.40	$1,832.96	$3,795.46

For Premium based M&E Charge New York Life Flexible Premium Variable Annuity III Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with ADBR Rider	$1,114.41	$1,416.96	$2,384.99	$4,796.25	$1,114.41	$2,082.56	$2,870.87	$4,826.25	$451.35	$1,416.96	$2,384.99	$4,796.25

without any Riders	$1,020.71	$1,121.75	$1,902.14	$3,880.97	$1,020.71	$1,806.91	$2,412.08	$3,910.97	$351.35	$1,121.75	$1,902.14	$3,880.97

For Accumulation Value based M&E Charge New York Life Flexible Premium Variable Annuity III Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with ADBR Rider	$1,102.00	$1,380.19	$2,328.06	$4,701.83	$1,102.00	$2,048.23	$2,816.80	$4,731.83	$438.10	$1,380.19	$2,328.06	$4,701.83

without any Riders	$1,008.30	$1,088.85	$1,858.15	$3,842.89	$1,008.30	$1,776.19	$2,370.33	$3,872.89	$338.10	$1,088.85	$1,858.15	$3,842.89

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY III

NOTE: The following section contains brief questions and answers about the New York Life Flexible Premium Variable Annuity III. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Flexible Premium Variable Annuity III?

The New York Life Flexible Premium Variable Annuity III is a Flexible Premium Deferred Variable Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an available Asset Allocation Model, as well as the DCA Advantage Account and/or to the Fixed Account. (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 98 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 74 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date. As of May 1, 2020, you may not transfer into an Asset Allocation Model unless you are currently allocated to that model. If you are currently allocated to an Asset Allocation Model and you transfer your entire allocation out of it, you will not be able to transfer back into that model or allocate to a new Asset Allocation Model. For Premium based M&E Charge policies, no transfers are allowed from the Investment Divisions into the Fixed Account. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an available Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims-paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account to the Investment Divisions, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT and “THE DCA ADVANTAGE ACCOUNT”). In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

4. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $50,000. See “CHARGES AND DEDUCTIONS—Other Charges—Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.20% after the surrender charge period for the initial premium.

For Accumulation Value based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.15% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.35% after the surrender charge period for the initial premium.

Premium based M&E Charges will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit you because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first nine Policy Years. The percentage declines after the first three Policy Years as follows:

Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior withdrawals made during the Policy Year that were surrender charge free; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you purchase the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage

Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

For policies applied for on and after May 1, 2016, the current charge is 0.25% annually (0.0625% per quarter).

For policies applied for before May 1, 2016, the charges are as follows:

Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c)	for deferred compensation plans, $50 per month;

(d)	for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e)	For SIMPLE IRAs, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Unless we permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

6. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be allocated to your Policy at the close of the Business Day on which they were received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and, if you are under age 59 1/2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—(b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value as of the day we receive a claim form in Good Order, or

(b)	the Return of Premium Death Benefit, or

(c)

the Accumulation Value on the 9th Policy Anniversary plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 11. (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit (see “THE POLICIES – Electronic Delivery”), calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

	Regular Mail NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010

Death Claim forms may also be submitted to	Regular Mail New York Life P.O. Box 130539 Dallas, TX 75313-0539	Express Mail New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

16. How do I contact NYLIAC by Telephone or Online?

a. By Telephone:

Certain service requests, including but not limited to, obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. Online:

Certain service requests, including but not limited to transferring assets between Allocation Options and e-mailing your registered representative, may be made online. For online requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocation updates, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as premium allocation updates, partial withdrawals, Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES – Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

Acceptance of subsequent premium payments is subject to our Suitability Standards.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are incorporated by reference in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2020	11.89	12.64	287
2019	10.34	11.89	245
2018	11.33	10.34	181
2017	10.43	11.33	138
2016	9.53	10.43	72
2015	10.00	9.53	13
MainStay VP Bond – Service Class
2020	10.57	11.24	366
2019	9.84	10.57	261
2018	10.12	9.84	132
2017	9.91	10.12	44
2016	9.82	9.91	25
2015	10.00	9.82	3
MainStay VP Candriam Emerging Markets Equity – Service Class
2020	12.00	14.96	17
2019	10.21	12.00	20
2018	13.07	10.21	21
2017	8.70	13.07	17
2016	7.73	8.70	11
2015	10.00	7.73	5
MainStay VP CBRE Global Infrastructure – Service Class
2020	8.49	7.34	37
2019	8.21	8.49	31
2018	11.41	8.21	32
2017	10.16	11.41	25
2016	7.44	10.16	12
2015	10.00	7.44	4
MainStay VP Conservative Allocation – Service Class
2020	11.60	12.56	285
2019	10.19	11.60	323
2018	11.10	10.19	214
2017	10.01	11.10	248
2016	9.50	10.01	104
2015	10.00	9.50	65
MainStay VP Epoch U.S. Equity Yield – Service Class
2020	13.40	13.36	129
2019	10.89	13.40	98
2018	11.53	10.89	84
2017	9.82	11.53	68
2016	9.28	9.82	57
2015	10.00	9.28	21
MainStay VP Equity Allocation – Service Class
2020	13.08	14.85	764
2019	10.66	13.08	687
2018	12.29	10.66	633

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	9.95	12.29	443
2016	9.17	9.95	270
2015	10.00	9.17	91
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2020	12.94	12.71	473
2019	10.63	12.94	446
2018	10.63	10.63	420
2017	9.21	10.63	350
2016	8.21	9.21	206
2015	10.00	8.21	71
MainStay VP Floating Rate – Service Class
2020	11.11	11.21	276
2019	10.39	11.11	275
2018	10.56	10.39	225
2017	10.30	10.56	204
2016	9.65	10.30	178
2015	10.00	9.65	177
MainStay VP Growth Allocation – Service Class
2020	12.61	14.04	806
2019	10.54	12.61	761
2018	11.92	10.54	678
2017	10.05	11.92	159
2016	9.29	10.05	340
2015	10.00	9.29	114
MainStay VP Income Builder – Service Class
2020	12.33	13.13	278
2019	10.58	12.33	228
2018	11.32	10.58	175
2017	10.12	11.32	135
2016	9.26	10.12	65
2015	10.00	9.26	15
MainStay VP IQ Hedge Multi-Strategy – Service Class
2020	9.36	9.72	339
2019	8.75	9.36	315
2018(e)	9.44	8.75	291
2017	9.32	9.44	211
2016	8.92	9.32	115
2015	10.00	8.92	31
MainStay VP Janus Henderson Balanced – Service Class
2020	14.38	16.21	555
2019	11.84	14.38	401
2018	11.92	11.84	285
2017	10.12	11.92	186
2016	9.71	10.12	93
2015	10.00	9.71	18
MainStay VP MacKay Convertible – Service Class
2020	13.86	18.61	346
2019	11.47	13.86	271
2018	11.79	11.47	191
2017	10.46	11.79	100
2016	9.35	10.46	46
2015	10.00	9.35	15
MainStay VP MacKay Government – Service Class
2020	10.07	10.40	318
2019	9.70	10.07	170
2018	9.86	9.70	69
2017	9.80	9.86	74
2016	9.85	9.80	41

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.85	0
MainStay VP MacKay High Yield Corporate Bond – Service Class
2020	12.30	12.77	1,491
2019	11.02	12.30	1,218
2018	11.35	11.02	828
2017	10.76	11.35	566
2016	9.36	10.76	300
2015	10.00	9.36	71
MainStay VP MacKay International Equity – Service Class
2020	13.35	15.88	154
2019	10.84	13.35	148
2018	12.37	10.84	95
2017	9.38	12.37	41
2016	9.74	9.38	16
2015	10.00	9.74	5
MainStay VP MacKay S&P 500 Index – Service Class
2020	15.66	18.23	1,156
2019	12.11	15.66	972
2018	12.88	12.11	666
2017	10.75	12.88	416
2016	9.72	10.75	169
2015	10.00	9.72	20
MainStay VP MacKay Strategic Bond – Service Class
2020	10.79	11.28	691
2019	10.24	10.79	658
2018	10.50	10.24	591
2017	10.11	10.50	461
2016	9.47	10.11	243
2015	10.00	9.47	66
MainStay VP Moderate Allocation – Service Class
2020	12.12	13.35	628
2019	10.39	12.12	580
2018	11.46	10.39	454
2017	9.98	11.46	342
2016	9.42	9.98	192
2015	10.00	9.42	56
MainStay VP Natural Resources – Initial Class
2020	8.25	8.83	88
2019	7.10	8.25	84
2018	9.68	7.10	65
2017	9.30	9.68	46
2016	6.02	9.30	23
2015	10.00	6.02	6
MainStay VP PIMCO Real Return – Service Class
2020	10.47	11.52	277
2019	9.75	10.47	184
2018	10.15	9.75	92
2017	9.95	10.15	41
2016	9.46	9.95	28
2015	10.00	9.46	3
MainStay VP Small Cap Growth – Service Class
2020	14.77	20.45	57
2019	11.88	14.77	58
2018	13.07	11.88	41
2017	10.55	13.07	25
2016	9.58	10.55	13
2015	10.00	9.58	8
MainStay VP T. Rowe Price Equity Income – Service Class

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2020	13.97	13.87	61
2019	11.22	13.97	59
2018	12.56	11.22	52
2017	10.83	12.56	45
2016	9.10	10.83	19
2015	10.00	9.10	8
MainStay VP U.S. Government Money Market – Initial Class
2020	9.86	9.78	369
2019	9.80	9.86	66
2018	9.74	9.80	36
2017	9.79	9.74	15
2016	9.91	9.79	13
2015	10.00	9.91	11
MainStay VP Wellington Growth – Service Class
2020	15.63	20.27	5
2019	12.01	15.63	6
2018	12.86	12.01	7
2017	9.76	12.86	9
2016	9.73	9.76	5
2015	10.00	9.73	1
MainStay VP Wellington Mid Cap – Service Class
2020	13.11	14.39	468
2019	10.78	13.11	377
2018	12.34	10.78	241
2017	10.41	12.34	164
2016	9.24	10.41	98
2015	10.00	9.24	31
MainStay VP Wellington Small Cap – Service Class
2020	12.82	13.91	239
2019	11.06	12.82	203
2018	13.23	11.06	45
2017	11.79	13.23	29
2016(a)	10.00	11.79	26
MainStay VP Wellington U.S. Equity – Service Class
2020	14.88	16.94	235
2019	11.98	14.88	229
2018	12.91	11.98	193
2017	10.63	12.91	137
2016	9.69	10.63	65
2015	10.00	9.69	9
MainStay VP Winslow Large Cap Growth – Service Class
2020	17.54	23.74	378
2019	13.30	17.54	287
2018	12.98	13.30	219
2017	9.89	12.98	158
2016	10.14	9.89	93
2015	10.00	10.14	15
American Funds IS Asset Allocation Fund – Class 4
2020	11.34	12.55	157
2019	9.50	11.34	63
2018(d)	10.00	9.50	15
American Funds IS Global Small Capitalization Fund – Class 4
2020	14.39	18.41	49
2019	11.09	14.39	41
2018	12.34	11.09	29
2017	9.70	12.34	15
2016	9.21	9.70	7
2015	10.00	9.21	3

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
American Funds IS Growth Fund – Class 4
2020	12.92	19.34	118
2019	10.03	12.92	58
2018	10.21	10.03	32
2017(c)	10.00	10.21	2
American Funds IS New World Fund® – Class 4
2020	13.90	16.94	288
2019	10.87	13.90	252
2018	12.64	10.87	188
2017	9.63	12.64	95
2016	9.05	9.63	48
2015	10.00	9.05	16
American Funds IS Washington Mutual Investors Fund – Class 4
2020	11.38	12.19	323
2019	9.53	11.38	238
2018	10.60	9.53	77
2017(c)	10.00	10.60	3
BlackRock® Global Allocation V.I. Fund – Class III
2020	11.92	14.23	169
2019	10.27	11.92	156
2018	11.23	10.27	127
2017	9.86	11.23	98
2016	9.35	9.86	47
2015	10.00	9.35	13
BlackRock® High Yield V.I. Fund – Class III
2020	12.16	12.86	227
2019	10.70	12.16	149
2018	11.14	10.70	95
2017	10.37	11.14	60
2016	9.22	10.37	23
2015	10.00	9.22	9
BNY Mellon IP Technology Growth Portfolio – Service Shares
2020	17.75	29.74	226
2019	14.32	17.75	160
2018	14.66	14.32	115
2017	10.39	14.66	62
2016	9.99	10.39	33
2015	10.00	9.99	8
ClearBridge Variable Appreciation Portfolio – Class II
2020	13.70	15.49	89
2019	10.72	13.70	63
2018	11.08	10.72	21
2017(b)	10.00	11.08	0
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2020	8.71	8.27	9
2019	8.32	8.71	9
2018	9.66	8.32	12
2017	8.99	9.66	6
2016	7.54	8.99	3
2015	10.00	7.54	2
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2020	11.50	12.16	243
2019	10.39	11.50	177
2018	11.37	10.39	90
2017	10.31	11.37	29
2016	9.42	10.31	8
2015	10.00	9.42	0
Columbia Variable Portfolio – Small Cap Value Fund – Class 2

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2020	13.25	14.22	99
2019	11.09	13.25	80
2018	13.71	11.09	64
2017	12.03	13.71	48
2016	9.13	12.03	19
2015	10.00	9.13	9
Delaware VIP® Small Cap Value Series – Service Class
2020	10.74	10.37	75
2019	8.52	10.74	27
2018	10.39	8.52	17
2017(c)	10.00	10.39	0
DWS Alternative Asset Allocation VIP – Class B
2020	10.72	11.14	533
2019	9.49	10.72	387
2018	10.61	9.49	189
2017	10.05	10.61	61
2016(a)	10.00	10.05	16
Fidelity® VIP Bond Index Portfolio – Service Class 2
2020(g)	10.00	9.99	202
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2020	15.02	19.33	788
2019	11.58	15.02	813
2018	12.51	11.58	725
2017	10.31	12.51	510
2016	9.58	10.31	281
2015	10.00	9.58	87
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2020	10.52	13.58	75
2019	8.25	10.52	57
2018(d)	10.00	8.25	26
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2020	14.01	14.73	356
2019	11.15	14.01	270
2018	12.31	11.15	160
2017	10.97	12.31	91
2016	9.22	10.97	39
2015	10.00	9.22	8
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2020	10.77	12.24	37
2019(f)	10.00	10.77	9
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2020	20.83	34.65	317
2019	15.02	20.83	220
2018	13.53	15.02	148
2017	10.16	13.53	86
2016	9.94	10.16	36
2015	10.00	9.94	6
Fidelity® VIP Health Care Portfolio – Service Class 2
2020	12.16	14.56	90
2019(f)	10.00	12.16	24
Fidelity® VIP International Index Portfolio – Service Class 2
2020	10.67	11.63	15
2019(f)	10.00	10.67	7
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2020	13.12	15.29	347
2019	10.77	13.12	314
2018	12.71	10.77	238
2017	10.47	12.71	145

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.31	10.47	56
2015	10.00	9.31	15
Franklin Templeton Aggressive Model Portfolio – Class II
2020(h)	10.00	12.88	155
Franklin Templeton Moderately Aggressive Model Portfolio – Class II
2020(h)	10.00	12.31	312
Franklin Templeton Moderate Model Portfolio – Class II
2020(h)	10.00	11.76	212
Franklin Templeton Moderately Conservative Model Portfolio – Class II
2020(h)	10.00	11.44	139
Franklin Templeton Conservative Model Portfolio – Class II
2020(h)	10.00	10.93	55
Invesco V.I. International Growth Fund – Series II Shares
2020	12.00	13.47	207
2019	9.47	12.00	198
2018	11.21	9.47	193
2017	9.00	11.21	131
2016	8.94	9.00	73
2015	10.00	8.94	21
Invesco V.I. Main Street Small Cap Fund® – Series II Shares
2020(h)	10.00	15.33	1
Janus Henderson Enterprise Portfolio – Service Shares
2020	13.34	15.69	84
2019	10.00	13.34	37
2018	10.20	10.00	16
2017(c)	10.00	10.20	0
Janus Henderson Global Research Portfolio – Service Shares
2020	14.54	17.25	94
2019	11.26	14.54	69
2018	11.74	11.26	39
2017	9.21	11.74	16
2016	8.99	9.21	13
2015	10.00	8.99	7
MFS® International Intrinsic Value Portfolio – Service Class
2020	12.55	14.89	170
2019	10.12	12.55	131
2018	11.35	10.12	57
2017(b)	10.00	11.35	4
MFS® Investors Trust Series – Service Class
2020	15.46	17.34	288
2019	11.92	15.46	243
2018	12.75	11.92	172
2017	10.44	12.75	99
2016	9.67	10.44	48
2015	10.00	9.67	14
MFS® Mid Cap Value Portfolio – Service Class
2020(h)	10.00	13.64	42
MFS® Research Series – Service Class
2020	15.79	18.13	156
2019	12.05	15.79	114
2018	12.72	12.05	50
2017	10.42	12.72	11
2016	9.66	10.42	5
2015	10.00	9.66	2
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2020	11.12	9.08	99
2019	9.50	11.12	71
2018	10.49	9.50	62

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	10.44	10.49	51
2016	10.14	10.44	32
2015	10.00	10.14	9
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2020	15.16	21.02	170
2019	11.58	15.16	156
2018	12.38	11.58	146
2017	9.81	12.38	98
2016	9.35	9.81	61
2015	10.00	9.35	16
PIMCO VIT Income Portfolio – Advisor Class
2020(h)	10.00	11.13	4
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2020	11.06	11.51	493
2019	10.48	11.06	430
2018	10.41	10.48	349
2017	10.28	10.41	974
2016	9.81	10.28	163
2015	10.00	9.81	38
PIMCO VIT Low Duration Portfolio – Advisor Class
2020	10.12	10.28	130
2019	9.86	10.12	118
2018	9.97	9.86	89
2017	9.97	9.97	69
2016(a)	10.00	9.97	15
PIMCO VIT Total Return Portfolio – Advisor Class
2020	10.78	11.55	669
2019	10.09	10.78	515
2018	10.29	10.09	369
2017	9.94	10.29	246
2016	9.81	9.94	134
2015	10.00	9.81	36

(a)	For the period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(b)	For the period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(c)	For the period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(d)	For the period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(f)	For the period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

(g)	For the period November 23, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

(h)	For the period May 1, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2020	12.49	13.44	405
2019	10.73	12.49	376
2018	11.61	10.73	283
2017	10.58	11.61	214
2016	9.62	10.58	100
2015	10.00	9.62	44
MainStay VP Bond – Service Class
2020	11.40	12.27	968
2019	10.47	11.40	689
2018	10.60	10.47	229
2017	10.23	10.60	78
2016	9.91	10.23	57
2015	10.00	9.91	10
MainStay VP Candriam Emerging Markets Equity – Service Class
2020	11.21	14.05	55
2019	9.36	11.21	60
2018	11.81	9.36	72
2017	8.27	11.81	71
2016	7.80	8.27	36
2015	10.00	7.80	13
MainStay VP CBRE Global Infrastructure – Service Class
2020	7.87	6.85	121
2019	7.49	7.87	98
2018	10.39	7.49	84
2017	9.65	10.39	75
2016	7.51	9.65	29
2015	10.00	7.51	6
MainStay VP Conservative Allocation – Service Class
2020	12.01	13.21	424
2019	10.49	12.01	415
2018	11.24	10.49	324
2017	10.17	11.24	250
2016	9.58	10.17	163
2015	10.00	9.58	36
MainStay VP Epoch U.S. Equity Yield – Service Class
2020	13.58	13.55	324
2019	10.97	13.58	240
2018	11.60	10.97	163
2017	9.80	11.60	115
2016	9.37	9.80	66
2015	10.00	9.37	21
MainStay VP Equity Allocation – Service Class
2020	13.14	15.08	2,664
2019	10.58	13.14	2,640
2018	12.15	10.58	2,535
2017	9.93	12.15	1,923
2016	9.26	9.93	1,034
2015	10.00	9.26	311
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2020	13.03	12.95	921
2019	10.60	13.03	802
2018	10.54	10.60	744
2017	9.21	10.54	635
2016	8.29	9.21	344

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	8.29	136
MainStay VP Floating Rate – Service Class
2020	11.77	12.03	580
2019	10.88	11.77	508
2018	10.92	10.88	404
2017	10.53	10.92	166
2016	9.73	10.53	44
2015	10.00	9.73	6
MainStay VP Growth Allocation – Service Class
2020	12.84	14.46	1,523
2019	10.60	12.84	1,514
2018	11.90	10.60	1,508
2017	10.06	11.90	1,151
2016	9.37	10.06	705
2015	10.00	9.37	249
MainStay VP Income Builder – Service Class
2020	12.74	13.72	601
2019	10.82	12.74	441
2018	11.44	10.82	304
2017	10.19	11.44	214
2016	9.35	10.19	82
2015	10.00	9.35	27
MainStay VP IQ Hedge Multi-Strategy – Service Class
2020	8.99	9.45	1,149
2019	8.30	8.99	1,097
2018(e)	8.94	8.30	1,054
2017	8.99	8.94	774
2016	9.00	8.99	360
2015	10.00	9.00	100
MainStay VP Janus Henderson Balanced – Service Class
2020	14.84	16.92	1,318
2019	12.10	14.84	975
2018	12.08	12.10	673
2017	10.23	12.08	370
2016	9.80	10.23	166
2015	10.00	9.80	50
MainStay VP MacKay Convertible – Service Class
2020	14.03	19.04	1,037
2019	11.48	14.03	802
2018	11.78	11.48	521
2017	10.55	11.78	286
2016	9.43	10.55	116
2015	10.00	9.43	47
MainStay VP MacKay Government – Service Class
2020	10.70	11.21	479
2019	10.18	10.70	324
2018	10.21	10.18	140
2017	10.02	10.21	62
2016	9.94	10.02	20
2015	10.00	9.94	2
MainStay VP MacKay High Yield Corporate Bond – Service Class
2020	12.95	13.62	3,568
2019	11.47	12.95	2,706
2018	11.67	11.47	1,790
2017	10.95	11.67	1,232
2016	9.44	10.95	567
2015	10.00	9.44	176
MainStay VP MacKay International Equity – Service Class

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2020	13.54	16.32	599
2019	10.88	13.54	492
2018	12.33	10.88	299
2017	9.32	12.33	156
2016	9.83	9.32	68
2015	10.00	9.83	33
MainStay VP MacKay S&P 500 Index – Service Class
2020	16.50	19.46	2,962
2019	12.60	16.50	2,237
2018	13.23	12.60	1,326
2017	10.92	13.23	796
2016	9.80	10.92	346
2015	10.00	9.80	100
MainStay VP MacKay Strategic Bond – Service Class
2020	11.27	11.93	2,007
2019	10.55	11.27	1,915
2018	10.71	10.55	1,819
2017	10.24	10.71	1,393
2016	9.55	10.24	678
2015	10.00	9.55	215
MainStay VP Moderate Allocation – Service Class
2020	12.48	13.89	1,097
2019	10.57	12.48	964
2018	11.57	10.57	762
2017	10.09	11.57	547
2016	9.51	10.09	320
2015	10.00	9.51	105
MainStay VP Natural Resources – Initial Class
2020	7.20	7.69	285
2019	6.17	7.20	244
2018	8.65	6.17	201
2017	8.71	8.65	171
2016	6.07	8.71	77
2015	10.00	6.07	40
MainStay VP PIMCO Real Return – Service Class
2020	10.93	12.18	788
2019	10.06	10.93	563
2018	10.35	10.06	269
2017	10.03	10.35	122
2016	9.55	10.03	45
2015	10.00	9.55	4
MainStay VP Small Cap Growth – Service Class
2020	14.79	20.73	230
2019	11.81	14.79	188
2018	12.99	11.81	131
2017	10.60	12.99	58
2016	9.66	10.60	25
2015	10.00	9.66	15
MainStay VP T. Rowe Price Equity Income – Service Class
2020	14.37	14.47	139
2019	11.40	14.37	130
2018	12.61	11.40	137
2017	10.88	12.61	135
2016	9.18	10.88	60
2015	10.00	9.18	19
MainStay VP U.S. Government Money Market – Initial Class
2020	10.37	10.39	656
2019	10.19	10.37	186

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	10.05	10.19	192
2017	10.00	10.05	72
2016	10.00	10.00	60
2015	10.00	10.00	21
MainStay VP Wellington Growth – Service Class
2020	15.85	20.92	17
2019	12.22	15.85	20
2018	12.80	12.22	23
2017	9.84	12.80	23
2016	9.82	9.84	13
2015	10.00	9.82	6
MainStay VP Wellington Mid Cap – Service Class
2020	13.23	14.68	1,178
2019	10.79	13.23	854
2018	12.29	10.79	435
2017	10.34	12.29	249
2016	9.32	10.34	147
2015	10.00	9.32	54
MainStay VP Wellington Small Cap – Service Class
2020	13.45	14.79	405
2019	11.45	13.45	368
2018	13.52	11.45	90
2017	11.89	13.52	60
2016(a)	10.00	11.89	34
MainStay VP Wellington U.S. Equity – Service Class
2020	15.42	17.77	553
2019	12.25	15.42	519
2018	13.04	12.25	460
2017	10.64	13.04	330
2016	9.78	10.64	131
2015	10.00	9.78	12
MainStay VP Winslow Large Cap Growth – Service Class
2020	18.13	24.81	1,327
2019	13.60	18.13	1,016
2018	13.17	13.60	654
2017	9.97	13.17	401
2016	10.23	9.97	204
2015	10.00	10.23	58
American Funds IS Asset Allocation Fund – Class 4
2020	11.59	13.00	304
2019	9.58	11.59	185
2018(d)	10.00	9.58	59
American Funds IS Global Small Capitalization Fund – Class 4
2020	13.91	18.00	208
2019	10.60	13.91	188
2018	11.88	10.60	151
2017	9.46	11.88	91
2016	9.29	9.46	33
2015	10.00	9.29	7
American Funds IS Growth Fund – Class 4
2020	13.28	20.14	395
2019	10.18	13.28	223
2018	10.23	10.18	94
2017(c)	10.00	10.23	9
American Funds IS New World Fund® – Class 4
2020	13.67	16.86	1,057
2019	10.61	13.67	926
2018	12.38	10.61	676

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	9.59	12.38	399
2016	9.13	9.59	205
2015	10.00	9.13	71
American Funds IS Washington Mutual Investors Fund – Class 4
2020	11.70	12.69	1,225
2019	9.67	11.70	805
2018	10.61	9.67	259
2017(c)	10.00	10.61	8
BlackRock® Global Allocation V.I. Fund – Class III
2020	12.12	14.63	451
2019	10.29	12.12	423
2018	11.14	10.29	369
2017	9.79	11.14	233
2016	9.43	9.79	104
2015	10.00	9.43	23
BlackRock® High Yield V.I. Fund – Class III
2020	12.54	13.42	457
2019	10.92	12.54	330
2018	11.24	10.92	222
2017	10.50	11.24	140
2016	9.30	10.50	70
2015	10.00	9.30	29
BNY Mellon IP Technology Growth Portfolio – Service Shares
2020	18.57	31.48	855
2019	14.79	18.57	646
2018	14.98	14.79	466
2017	10.52	14.98	2,871
2016	10.08	10.52	120
2015	10.00	10.08	37
ClearBridge Variable Appreciation Portfolio – Class II
2020	14.19	16.24	375
2019	10.95	14.19	246
2018	11.18	10.95	90
2017(b)	10.00	11.18	1
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2020	8.05	7.92	57
2019	7.47	8.05	44
2018	8.70	7.47	38
2017	8.55	8.70	31
2016	7.61	8.55	15
2015	10.00	7.61	7
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2020	12.24	13.11	759
2019	10.92	12.24	556
2018	11.79	10.92	259
2017	10.55	11.79	109
2016	9.50	10.55	39
2015	10.00	9.50	1
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2020	13.81	14.99	178
2019	11.41	13.81	161
2018	13.95	11.41	140
2017	12.24	13.95	100
2016	9.22	12.24	52
2015	10.00	9.22	15
Delaware VIP® Small Cap Value Series – Service Class
2020	11.04	10.80	182
2019	8.65	11.04	96

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	10.41	8.65	45
2017(c)	10.00	10.41	3
DWS Alternative Asset Allocation VIP – Class B
2020	11.24	11.84	1,763
2019	9.83	11.24	1,277
2018	10.84	9.83	628
2017	10.13	10.84	2,439
2016(a)	10.00	10.13	70
Fidelity® VIP Bond Index Portfolio – Service Class 2
2020(g)	10.00	10.00	608
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2020	15.52	20.21	2,040
2019	11.82	15.52	2,051
2018	12.66	11.82	1,828
2017	10.42	12.66	18,519
2016	9.67	10.42	773
2015	10.00	9.67	255
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2020	10.75	14.06	274
2019	8.32	10.75	194
2018(d)	10.00	8.32	62
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2020	14.35	15.27	811
2019	11.29	14.35	565
2018	12.34	11.29	281
2017	10.95	12.34	1,370
2016	9.31	10.95	60
2015	10.00	9.31	21
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2020	10.87	12.51	32
2019(f)	10.00	10.87	13
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2020	21.23	35.71	736
2019	15.11	21.23	450
2018	13.47	15.11	251
2017	10.04	13.47	2,243
2016	10.03	10.04	59
2015	10.00	10.03	14
Fidelity® VIP Health Care Portfolio – Service Class 2
2020	12.27	14.88	462
2019(f)	10.00	12.27	95
Fidelity® VIP International Index Portfolio – Service Class 2
2020	10.77	11.88	25
2019(f)	10.00	10.77	9
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2020	13.30	15.68	397
2019	10.80	13.30	349
2018	12.67	10.80	276
2017	10.51	12.67	2,001
2016	9.39	10.51	81
2015	10.00	9.39	27
Franklin Templeton Aggressive Model Portfolio – Class II
2020(h)	10.00	12.99	677
Franklin Templeton Moderately Aggressive Model Portfolio – Class II
2020(h)	10.00	12.42	920
Franklin Templeton Moderate Model Portfolio – Class II
2020(h)	10.00	11.86	541
Franklin Templeton Moderately Conservative Model Portfolio – Class II

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2020(h)	10.00	11.54	232
Franklin Templeton Conservative Model Portfolio – Class II
2020(h)	10.00	11.02	148
Invesco V.I. International Growth Fund – Series II Shares
2020	11.96	13.60	679
2019	9.33	11.96	663
2018	11.00	9.33	685
2017	8.96	11.00	5,225
2016	9.03	8.96	238
2015	10.00	9.03	62
Invesco V.I. Main Street Small Cap Fund® – Series II Shares
2020(h)	10.00	15.46	9
Janus Henderson Enterprise Portfolio – Service Shares
2020	13.72	16.35	468
2019	10.15	13.72	287
2018	10.22	10.15	108
2017(c)	10.00	10.22	33
Janus Henderson Global Research Portfolio – Service Shares
2020	14.00	16.77	348
2019	10.88	14.00	263
2018	11.70	10.88	121
2017	9.24	11.70	401
2016	9.07	9.24	30
2015	10.00	9.07	22
MFS® International Intrinsic Value Portfolio – Service Class
2020	12.99	15.61	605
2019	10.34	12.99	416
2018	11.45	10.34	155
2017(b)	10.00	11.45	209
MFS® Investors Trust Series – Service Class
2020	16.09	18.28	1,084
2019	12.26	16.09	927
2018	13.00	12.26	667
2017	10.57	13.00	4,546
2016	9.76	10.57	201
2015	10.00	9.76	52
MFS® Mid Cap Value Portfolio – Service Class
2020(h)	10.00	13.75	127
MFS® Research Series – Service Class
2020	16.46	19.14	547
2019	12.41	16.46	392
2018	13.01	12.41	149
2017	10.57	13.01	827
2016	9.75	10.57	19
2015	10.00	9.75	3
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2020	12.24	10.15	319
2019	10.32	12.24	222
2018	11.21	10.32	165
2017	10.90	11.21	1,804
2016	10.23	10.90	102
2015	10.00	10.23	36
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2020	15.15	21.17	650
2019	11.44	15.15	638
2018	12.24	11.44	598
2017	9.83	12.24	4,787
2016	9.43	9.83	275

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.43	107
PIMCO VIT Income Portfolio – Advisor Class
2020(h)	10.00	11.23	29
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2020	11.79	12.43	1,028
2019	11.03	11.79	943
2018	10.81	11.03	830
2017	10.53	10.81	11,818
2016	9.90	10.53	334
2015	10.00	9.90	110
PIMCO VIT Low Duration Portfolio – Advisor Class
2020	10.61	10.92	336
2019	10.21	10.61	294
2018	10.19	10.21	251
2017	10.06	10.19	11,111
2016(a)	10.00	10.06	50
PIMCO VIT Total Return Portfolio – Advisor Class
2020	11.45	12.43	1,960
2019	10.58	11.45	1,434
2018	10.65	10.58	969
2017	10.16	10.65	2,278
2016	9.90	10.16	332
2015	10.00	9.90	96

(a)	For the period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(b)	For the period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(c)	For the period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(d)	For the period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(f)	For the period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

(g)	For the period November 23, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

(h)	For the period May 1, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.5 billion at the end of 2020. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 98 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 74 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyholders Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES-Automatic Asset Rebalancing” for more information.)

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Rebalancing or periodic updating of Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Fund within the Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc. LMPFA’s affiliated subadviser, QS Investors, LLC (“QS”) selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models”. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS advise the Franklin Resources, Inc. Trust (the “Franklin Trust”), QS Investors and the Franklin Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Equity Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: NYL Investors and Wellington Management Company LLP	MainStay VP Balanced

Subadviser: MacKay Shields LLC (“MacKay”)

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Strategic Bond

	Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	MainStay VP Small Cap Growth

	Subadviser: CBRE Clarion Securities, LLC	MainStay VP CBRE Global Infrastructure

	Subadviser: Candriam Belgium	MainStay VP Candriam Emerging Markets Equity

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Natural Resources

	Subadviser: Wellington Management Company LLP	MainStay VP Wellington Growth MainStay VP Wellington Mid Cap MainStay VP Wellington Small Cap MainStay VP Wellington U.S. Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Winslow Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. International Growth Fund Invesco V.I. Main Street Small Cap Fund®
American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

American Funds IS Washington Mutual Investors Fund

BlackRock® Variable Series Funds, Inc. BlackRock® Variable Series Funds II, Inc.	BlackRock Advisors, LLC Subadviser: BlackRock International Limited	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund
BNY Mellon Investment Portfolios	BNY Mellon Investment Adviser, Inc.	BNY Mellon IP Technology Growth Portfolio
Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund
Delaware VIP® Trust	Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP
Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: Other investment advisers

Fidelity® VIP Bond Index Portfolio

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP FundsManager® 60% Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC Subadviser: QS Investors, LLC

ClearBridge Variable Appreciation Portfolio

Franklin Templeton Aggressive Model Portfolio

Franklin Templeton Moderately Aggressive Model Portfolio

Franklin Templeton Moderate Model Portfolio

Franklin Templeton Moderately Conservative Model Portfolio

Franklin Templeton Conservative Model Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio
MFS® Variable Insurance Trust MFS® Variable Insurance Trust II MFS® Variable Insurance Trust III	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Intrinsic Value Portfolio MFS® Mid Cap Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an available Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Franklin Templeton Model Portfolios—Conflicts of Interest

The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Eligible Portfolios available under your policy (except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios), however the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.

LMPFA’s affiliated subadviser, QS Investors (“QS”), selected the initial composition of each Model Portfolio. Thereafter, QS will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and QS, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts. See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments.

These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.

LMPFA and QS are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models or the Model Portfolios.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 2 — STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

If you are considering exchanging an insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, SEP and SIMPLE IRAs; and

(3)	Section 457 Deferred Compensation Plans.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges for an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 1 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). Your registered representative will submit your application, along with your initial premium payment, to us at our Cleveland or Dallas Service Center. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made. You must allocate a minimum of $2,000 to the DCA Advantage Account.

If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments according to the allocation instructions we have on file at the time of the premium payment.

Unless we permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. For Qualified Policies, the minimum initial payment is $2,000, but we accept lower amounts in connection with a pre-authorized billing arrangement. For Pension/Keogh plans, the minimum initial premium is $10,000. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval from NYLIAC is set forth on the Policy Data Page.

Unless we permit otherwise, the minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c)	for deferred compensation plans, $50 per month;

(d)	for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e)	for SIMPLE IRAs, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is less than $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this Prospectus, and we agree.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in Good Order, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See APPENDIX 2 — STATE VARIATIONS for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). The Owner, or if the policy is owned by an entity, the Annuitant must not be older than age 75 (oldest Annuitant, if the policy has joint Annuitants).

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75.

We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

In order to qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the NYLIAC Variable Products Service Center (“VPSC”) prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 76. In addition, all funds must be received by VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 76, whichever occurs first. Any funds received after such time will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model, if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—The policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of the policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of the policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying the policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	upload documents and forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “The Policies-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “The Policies-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks—common to all insurers and financial service providers—that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks — not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

CARES Act

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet certain eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions in connection with your policy.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, partial withdrawals, Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

Electronic Delivery

We are required to send you, free of charge, annual updates to this prospectus, as well as annual and semi-annual financial reports from the Eligible Portfolios. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual financial reports will apply to all Eligible Portfolios described herein.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Wellington U.S. Equity Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$ 8.00	12.50
3	$100	$12.50	8.00
4	$100	$ 7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2021 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2021, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2021 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $2,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 16 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone or internet as described in Question 16 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit amounts that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

The Future Income Rider was included with most policies issued prior to May 1, 2017 at no additional charge; however, the Future Income Rider is not available for applications signed on or after May 1, 2017.

For an additional cost, we also offer the Annual Death Benefit Reset Rider. The rider is only available in those states where it has been approved. See below for a description of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (for Policies applied for on or after May 1, 2019, up to age 85 and, for Policies applied for before May 1, 2019, up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)	Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) The Future Income Rider

The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 1 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a

Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 15 of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For purposes of calculating a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under this rider.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 15 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1⁄2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 70 1⁄2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. APPENDIX 1 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 15 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1⁄2.

Death Benefits under the FIR.

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. If you select this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)

the “Reset Value” plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, until you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be calculated until any grantor, for Policies applied for on or after May 1, 2019, reaches age 85 and, for Policies applied for before May 1, 2019, reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Return of Premium Death Benefit. The reset value calculated on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any Reset Value Proportional Reductions since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on and after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed (for policies applied for on and after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

b)	the Return of Premium Death Benefit

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

$225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less Reset Value Proportional Reductions since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic, transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v) receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:

Amount of Surrender Charge

Policy Year	Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	if you exercise your right to cancel your policy during the Free Look period;

(d)	when we pay proceeds upon the death of the policyowner;

(e)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(f)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(g)	on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;

(h)	on withdrawals you make under the Living Needs Benefit Rider/Unemployment Rider;

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments;

(j)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(k)	on amounts applied to Future Income Purchases, if applicable.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies applied for on and after May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for on and after May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.20% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based policies applied for before May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.15% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for before May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.35% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for policies with $50,000 or more Accumulation Value.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(d) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(e) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Options, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires.

The Coronavirus Aid, Relief and Economic Security Act waives the required minimum distribution rules for calendar year 2020 for (i) plans (including 401(k) plans) qualified under Code Section 401, (ii) defined contribution plans described in Code Sections 403(a) and 403(b), (iii) eligible governmental defined contribution plans described in Code Section 457(b) and (iv) IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value; or

(b)	the Return of Premium Death Benefit; or

(c)

the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division and the Fixed Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base

Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send written notice to one of the addresses in Question 15 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by the assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set quarterly on the first day of each new calendar quarter. All premium payments and additional payments (including transfers from other Investment Divisions) allocated to the Fixed Account during a calendar quarter will receive the interest rate declared for that quarter until the end of that Policy Year. All other amounts in the Fixed Account are credited with the rate set for the quarter in which the last Policy Anniversary occurred, guaranteed for the current Policy Year. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.

4. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six- month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus, by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal

Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section

403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2021 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2021 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY—REQUIRED MINIMUM DISTRIBUTION OPTION—for more information.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Flexible Premium Variable Annuity III policies during the fiscal years ended December 31, 2020, 2019 and 2018 were $8,786,454, $7,672,836 and $5,974,644, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Flexible Premium Variable Annuity III Statement of Additional Information.

The New York Life Flexible Premium Variable Annuity III Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Flexible Premium Variable Annuity III Statement of Additional Information dated May 1, 2021:

Name

Address

City	State	Zip

APPENDIX 1

FIR availability by Plan Type (not available for applications signed on or after May 1, 2017)

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-75
	FIR Availability **	0-75
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	18-68 1⁄2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 72
	Latest FIR Purchase	Age 68 1⁄2
Roth IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	20-75
	Earliest FIR Income Start Date	Age 59 1⁄2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	Not allowed
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

A-1

APPENDIX 2

State Variations

State	Features/Benefits	State Variation
California	See “THE POLICIES – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)   If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)   If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
Florida	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

New Jersey	Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value – The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR Rider.
	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

See “THE POLICIES – Riders – Future Income Rider”

(a)   Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year.

(b)   The Future Income Payment amount purchased will be no less than the greater of: a) the amount that could be purchased by applying the Future Income Purchase to the Future Income purchase rate guarantees in this Rider; and b) the amount that could be purchased by applying the Future Income Purchase under any guaranteed paid-up deferred annuity policy offered by NYLIAC to the same class of annuitants on the Future Income Start Date.

(c)   The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.
See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
See “THE POLICIES – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.

	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.
North Dakota	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

Statement of Additional Information

May 1, 2021

for

New York Life Flexible Premium Variable Annuity III

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Flexible Premium Variable Annuity III Prospectus. You should read the SAI in conjunction with the current New York Life Flexible Premium Variable Annuity III Prospectus dated May 1, 2021. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Flexible Premium Variable Annuity III Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b)—c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.

The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

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Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

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FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

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Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate.    In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate

5

Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

For Policies investing in NYLIAC Variable Annuity Separate Account—III:

Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.

Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.

For Policies investing in NYLIAC Variable Annuity Separate Account—IV:

Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.

Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April  7, 2021 are incorporated herein by reference.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

All required financial statements are included in Part B of the Registration Statement.

b. Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing the establishment of the Separate Account — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement dated August 2, 1995, between NYLIFE Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(3)(c)(1)	Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC, effective as of March 6, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(4)(a)	Enhanced Spousal Continuance Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(b)	Specimen Policy for New York Life Flexible Premium Variable Annuity II (No. ICC11 — P110) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.

(4)(c)	Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(d)	Enhanced Beneficiary Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(e)	Unemployment Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(f)	UPromise Account Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference by reference.

(4)(g)	Living Needs Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(h)	Breakpoint Credit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(j) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(i)	Living Needs Benefit/Unemployment Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.

(4)(j)	Specimen Policy for New York Life Flexible Premium Variable Annuity III (No. ICC15-P303) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(i) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File 333-172046), filed 2/6/2015 and incorporated herein by reference.

(4)(k)	Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(l)	Future Income Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(u) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(5)(a)	Application for policies for New York Life Premier Plus, New York Life Premier Variable Annuities and Flexible Premium Variable Annuity II (No. 210-594) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.

(5)(b)	Application for policies for Individual Flexible Premium Deferred Variable Annuity — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC — Previously filed in accordance with Regulations S-T, 17 CFR 232.102(e) as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(g)	Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(8)(h)	Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(k)	Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(l)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(m)	12b-1 Plan Services Agreement for the Service Class Shares of MainStay VP Series Fund, Inc. between NYLIFE Distributors LLC and NYLIAC dated 12/22/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(n)	Class S Service Agreement between Fred Alger & Company, Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(o)	Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(p)	Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors dated 10/1/11 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-172044), filed 4/13/20 and incorporated herein by reference.

(8)(q)	Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(r)	Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(s)	Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(w)	Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Participation Agreement between Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(y)	Distribution and Service Agreement, Class A Shares, between BISYS Fund Services Limited Partnership and NYLIFE Securities Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(z)	Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(8)(a)(a)	Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(8)(b)(b)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(c)(c)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC VA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(d)(d)	Administrative and Shareholder Services Letter of Agreement dated 1/16/98 between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(8)(e)(e)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(f)(f)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(g)(g)	Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(8)(h)(h)	PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(i)(i)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(j)(j)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(k)(k)	PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(l)(l)	Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(m)(m)	Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(8)(n)(n)	Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DWS Scudder Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(8)(o)(o)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(8)(p)(p)	Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(q)(q)	Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(r)(r)	Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(8)(s)(s)	Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(8)(t)(t)	Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(8)(u)(u)	Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(8)(v)(v)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life Insurance and Annuity Corporation dated 1/1/1998 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v)(v) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-172044), filed 4/13/20 and incorporated herein by reference.

(9)	Opinion and Consent of Thomas F. English, Esq. Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(10)(b)	Powers of Attorney. Filed herewith

(11)	Not applicable.

(12)	Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
DeSanto, Craig L.	Chairman & President
Mathas, Theodore A.	Director & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Feldstein, Eric	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Wion, Matthew D.	Director & Senior Vice President
Davidson, Sheila K.	Executive Vice President, Legal
Abramo, Stephen	Senior Vice President
Afshar, Pedram	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Barbari, Patricia	Senior Vice President & General Auditor
Berlin, Scott L.	Senior Vice President
Cassidy, William B.	Senior Vice President
Castellani, David J.	Senior Vice President
Cherniavsky, Oksana	Senior Vice President
Cristallo, James J.	Senior Vice President
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Giacco, Jay J.	Senior Vice President
Heine, Kevin J.	Senior Vice President
Herwig, Julie E.	Senior Vice President
Huang, Dylan W.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President
Jayaraman, Nithya	Senior Vice President
Karaoglan, Alain	Senior Vice President
Karmen, Robert	Senior Vice President & Deputy General Counsel
Kary, Jason	Senior Vice President
Kravitz, Jodi L.	Senior Vice President & Actuary
Lamarque, Natalie	Senior Vice President, Legal
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McDermott, Gail A.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Protas, Lucille	Senior Vice President
Ramasamy, S. Neal	Senior Vice President
Recine, Roberto	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Rodgers, Joanne H.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rutigliano, Carla T.	Senior Vice President
Rzad, Amaury J.	Senior Vice President
Sabal, Craig A.	Senior Vice President & Deputy Chief Investment Officer
Schwartz, Richard C.	Senior Vice President
Simonetti, Richard P.	Senior Vice President
Smith, A. Thomas III	Senior Vice President, Deputy General Counsel & Chief Investment Counsel
Steinberg, Joel M.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Tillotson, Sandra G.	Senior Vice President
Virendra, Sonali	Senior Vice President
Wang, Janet	Senior Vice President
Wheeler, Douglas A.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
August, James R.	Vice President
Axberg, Kari	Vice President
Bader, Randi	Vice President & Associate General Counsel
Bain, Karen A.	Vice President - Tax
Baliga, Naman	Vice President
Becher, Eric R.	Vice President
Behrens, Dawn	Vice President
Beligotti, Jefffrey	Vice President & Actuary
Binkevich, Dmitry	Vice President
Bopp, Kevin M.	Vice President
Borisenko, Evgueni	Vice President & Actuary
Brackin, Gian D.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Bronzo, Debra A.	Vice President
Brooks, Devon E.	Vice President
Brooks, Whytne	Vice President
Brotherton, Diane M.	Vice President
Bruno, Salvatore	Vice President
Burke, Robert P.	Vice President
Bustamante, Rene	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Cantwell, Joseph	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Cha, Dohyun	Vice President
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Choi, Won	Vice President
Cianci, Stephen R.	Vice President
Cirella, Margaret M.	Vice President
Civello, Alisa M.	Vice President
Clay, Deborah A.	Vice President
Closs, Nancy A.	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President
Colleary, Maura R.	Vice President
Colon, Wilfred R.	Vice President
Connolly, Patrick J.	Vice President & Deputy General Counsel
Conti, Jane S.	Vice President
Cooney, Colleen C.	Vice President
Coontz, Mickey W.	Vice President
Crawford, Thomas	Vice President & Actuary
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Davis, Juliet	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Della Porta, Marco G.	Vice President
Dial, Robert H.	Vice President
Dias, Maryann D.	Vice President
Diaz, Mayra L.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Dolph, Scott K.	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Dowden, David	Vice President
Drinkard, Kenneth R.	Vice President & Associate General Auditor
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fitzgerald, James J.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President & Actuary
Formon, William	Vice President
Frawley, Stephanie A.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President
Gao, J. Kevin	Vice President & Associate General Counsel
Garcia-Tunon, Carlos	Vice President
Gill, Sandra	Vice President
Gold, Eric	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel
Gomez, Mark A.	Vice President
Grisham Zrno, Brooke B.	Vice President
Hajducek, Laura	Vice President
Hallahan, Mary T.	Vice President and Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Harasym, Ronald J.	Vice President & Actuary
Hayden, Adam C.	Vice President
Hekmat, Saba	Vice President
Heller, Thomas S.	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Howland, Abbett P.	Vice President
Hu, Amy	Vice President
Huang, Angela	Vice President & Actuary
Hudson, Nathaniel	Vice President
Hynes, Robert J.	Vice President
Jacob, Matthew	Vice President
Jain, Neha V.	Vice President
Jenkins, Joanne E.	Vice President
Johnston, Albert W.	Vice President
Kakkanattu, Manual M.	Vice President
Kary, Jason	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Migene S.	Vice President
Kim, Terry	Vice President
King, Martin L.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kristensen, Poul B.	Vice President
Krockta, Peter	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kula, Michael	Vice President
Kuo, Yi-Chia (Rachel)	Vice President
Kyan, Raymond	Vice President
Lackey, Michael P.	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Assistant General Counsel
Larkin, Colleen E.	Vice President
Lathrop, Douglas	Vice President
Lewis, Frances	Vice President
Lewis, Sean S.	Vice President
Loden, Wesley	Vice President & Actuary
Lowenhaupt-Brohan, Laura A.	Vice President
Lynn, Eric J.	Vice President & Actuary
Madgett, Sean	Vice President
Mak, William	Vice President
Mallek, Scott D.	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Mauceri, Maria J.	Vice President & Actuary
Mayer, Carol S.	Vice President & Associate General Counsel
McCauley, Jennifer	Vice President
McClain, Keith B.	Vice President
McDonnell, Michael	Vice President & Associate General Counsel
McEldowney, Christian F.	Vice President
McGilberry, Brent	Vice President
McGinnis, Timothy M.	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary
McNulty, Stephen B.	Vice President
Meere, Jacqueline	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President and Chief Information Security Officer
Molinaro, Michael	Vice President
Moriarty, Neil J.	Vice President
Mosquera, Jaime	Vice President & Actuary
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Nair, Dinesh K.	Vice President
Navarro, Kathleen	Vice President & Chief Diversity Officer
Nesle, Heather M.	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
Niessink, Karen D.	Vice President
O’Brien, Daniel J.	Vice President
O’Donnell, Alison R.	Vice President
O’Hanlon, Thomas P.	Vice President
O’Hearn, Claudine C.	Vice President
Ok, Francis J.	Vice President
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pasyanos, Michelle M.	Vice President & Actuary
Patience, Robert J.	Vice President
Pavone, Joseph	Vice President
Pensabene, Michael	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petersen, Todd	Vice President & Actuary
Peterson, Joseph P.	Vice President
Peterson, Neil D.	Vice President
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Printz, Marina	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Rahman, Pooja	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Raturi, Sanjana	Vice President
Rhodehouse, Kevin	Vice President
Rice, Scott	Vice President
Rich, Steven H.	Vice President
Rodrigue, Kyle	Vice President
Rosh, Robert M.	Vice President & Deputy General Counsel
Rotondo, Richard	Vice President
Roy, Arindam A.	Vice President
Rubin, Janis C.	Vice President
Safieh, Sean A.	Vice President
Sarma, Samar	Vice President
Sarrubbo, Amanda K.	Vice President & Actuary
Savica, Jennifer	Vice President
Scanlon, Swati S.	Vice President
Schair, Adam B.	Vice President
Schirizzo, Michael	Vice President
Scollan, Kathleen E.	Vice President
Scott, Nicholas H.	Vice President
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Shapiro, Natalie	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Silverstein, Edward J.	Vice President
Smith, Elizabeth A.	Vice President
Smith, Kevin M.	Vice President
Smith, Lorne M.	Vice President & Associate General Counsel
Solazzo, Amy L.	Vice President
Sommer, Kenneth M.	Vice President
Sprauer, Scott	Vice President
Standbridge, Elizabeth A.	Vice President
Stazzone, Michael T.	Vice President
Steelman, Elliot H.	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Swaney, Jonathan B.	Vice President
Tai, Ka Luk Stanley	Vice President
Tan, Shu-Yang	Vice President
Tate, William P.	Vice President
Taylor, John G.	Vice President
Taylor, Todd	Vice President & Actuary
Thomson, Alana D.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Torrey, Arthur S.	Vice President
Tzani, Rodanthy	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Donald P. Jr.	Vice President & Associate General Counsel
Verastegui, Victor A.	Vice President
Vicent, Carlos	Vice President
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Walsh, Simon	Vice President
Wang, Ping	Vice President
Washington, Corey	Vice President
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weinstein, Scott W.	Vice President
White, Richard A.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President
Wilcox, Lyle D.	Vice President
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Wynn, Thomas	Vice President
Yashnyk, Michael A.	Vice President
Yee, Paul M.	Vice President
Yenko, Elizabeth M.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary & Associate General Counsel

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II- HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(NYLIC: 14%, NYLIAC: 26.3%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[7]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
MSVEF-OFC Tampa GP LLC
MSVEF-OFC WFC Tampa FL LP
MSVEF-FG WFC Tampa JV LP
MSVEF-OFC WFC Tampa PO GP LLC
MSVEF-FG WFC Property Owner LP
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)
CIGNA Life Insurance Company of New York	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.3%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.13%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.64%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
MacKay Flexible Income Fund GP LLC	(Delaware)
MacKay Flexible Income Fund LP	(Delaware)
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
Cascade CLO Manager LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MacKay Shields Europe Investment Management Limited	(Ireland)
MacKay Shields European Credit Opportunity Fund Limited	(Jersey)	(MacKay: 67%, NYLIAC: 33%)
MKS TALF Opportunities Fund GP, LLC	(Delaware)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman GBP-Hedged) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (US) LP	(Delaware)
MacKay Shields TALF 2.0 Opportunities Master Fund LP	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
New York Life Investments Alternatives LLC	(Delaware)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC: 78.10%) (MCF is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware) [7]	(0 voting ownership)
MCF Senior Debt Fund–2020 LP		(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, G.P. LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware)
GoldPoint Core Opportunities Fund II L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV E Blocker LPP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GPP V B Blocker Holdco LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V E Blocker Holdco LP	(Delaware)
GPP V F Blocker Holdco LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Island)
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP Private Debt Blocker Holdco A, LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP Private Debt Blocker Holdco B, LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GPP Private Debt LuxCo V SCSp	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GoldPoint Partners Co-Investment VII GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VII GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VII, LP	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine PartnersIII 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas Capital India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
PA Capital LLC	(Delaware)	(68.14%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund II, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[7]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP	(Delaware)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]
IQ MacKay Shields Municipal Insured ETF		(NYLIAC: 0.00%)
IQ MacKay Shields Municipal Intermediate ETF		(NYLIAC: 31.00%)
IQ Ultra Short Duration ETF		(NYLI: 0.00%)
IndexIQ ETF Trust	(Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYL:0.00%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 53.50%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYL: 0.00%)
IQ 500 International ETF		(NYLIM Holdings: 99.10%, NYLIAC: 0.00%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 96.70%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 79.60%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: NYL: 0.00%)
IQ Global Agribusiness Small Cap ETF		(NYL: 0.00%)
IQ Global Resources ETF		(NYLIM Holdings: (NYL: 0.00%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 57.90%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 41.09%)
IQ Hedge Macro Tracker ETF		(NYL: 0.00%)
IQ Hedge Market Neutral Tracker ETF		(NYL: 0.00%)
IQ Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
IQ Leaders GTAA Tracker ETF		(NYLC: 0.00%)
IQ Merger Arbitrage ETF		(NYL: 0.00%)
IQ Real Return ETF		(NYL: 0.00%)
IQ S&P High Yield Low Volatility Bd ETF		(NYLIM Holdings: 53.70%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 0.00%)
IQ US Real Estate Small Cap ETF		(NYL: 0.00%)
IQ Candriam ESG International Equity ETF		(NYLIM: 99.50%, NYLIAC: 9.34%)
IQ Candriam ESG US Equity ETF		(NYLIM: 97.90%, NYLIAC: 0.00%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(49%)
Tristan Capital Holdings Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(16%)(5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%)(2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(0%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)
CCP V Feeder (GP) LLP	(England & Wales)	(2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)
Tristan Global Securities LP	(Cayman Islands)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, NYLIA: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (CG: 90.972%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL:1.21%; CANFR: 0.55%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.00%)
BIL Invest	(Luxembourg)	(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 12.17%, CANBEL: 7.99%, CANFR 0.00%)
Cordius CIG (“CIG”)		(CANLUX: 60.39%; CANBEL: 39.53%; CANFR: 0.00%)
Candriam Absolute Return	(Luxembourg)	(CANLUX:0.13%, CANFR: 0.00%, NYLIAC: 0.00%, CIG: 7.63%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(CANLUX: 0.10%, CANFR: 0.00%, NYLIAC: 0.00%, CIG: 9.11%)

Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.28, CIG: 0.01%, NYLIAC: 0.00%)
Candriam Alternative	(Luxembourg)	(CANLUX: 100%, NYLIAC: 0.00%,CIG: 0.00%)
Candriam Alternative Systemat		(CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00, CIG: 0.00%)
Candriam Bonds Capital Securities		(CANFR: 0.00%, CIG: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.04%)
Candriam Bonds Convertible Opportunities		(CANLUX: .0.00%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.01%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.06%, CIG: 0.01)
Candriam Bonds Emerging Markets		(CANLUX: 0.03%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.08%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(CANLUX: 0.00%, CANFR: 0.00%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.02%)
Candriam Bonds Euro Long Term		(CANLUX: 0.00, CIG: 0.02%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.07%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CANLUX: 0.17%, CIG: 0.01%)
Candriam Bonds Total Return		(CANLUX: 0.04%)
Candriam Bonds Total Return Defensive		(CANFR: 0.00%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%, CANFR: 5.92%)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.00%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L EMU		(0.01%)
Candriam Equities L Europe Conviction		(CANLUX: 0.02%, CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(0.00%)
Candriam Equities L Small and Mid Caps		(CANLUX 0.04%)
Candriam Equities L Global Demography		(CANLUX 0.01%)
Candriam Equities L Japan		(CANLUX 0.00%)
Candriam Equities L Life Care		(CIG: 0.03%)
Candriam Equities L Oncology Impact		(CANLUX 0.00%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.02%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.01%)
Candriam Fund Sustainable European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 56.07%, CIG: 0.02%)
Candriam GF AUSBIL Global Essential Infrastructure		(NYLIAC: 77.24%, CIG: 0.01%)
Candriam GF Short Duration US High Yield Bonds		(NYLIAC: 30.84%, CIG: 0.02%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 0.00%, CIG: 0.05%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 65.22%, CIG: 0.01%)
Candriam GF US Corporate Bonds		(NYLIAC: 95.95%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.12%, CIG: 0.01%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 38.46%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00%)
Candriam L	(Luxembourg)	(CANLUX: .0.06%, NYLIAC: 0.81%, CIG: .06%)
Candriam L Balanced Asset Allocation		(CIG: 0.01%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.16%, CIG: .00%)
Candriam, L Defensive Asset Allocation		(CIG: 0.05%)
Candriam L Dynamic Asset Allocation		(CIG: 5.21%)
Candriam L Multi-Asset Income		(CANLUX: 0.06%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.04%)
Candriam L Multi-Asset Premia		(NYLIAC: 15.68%, CIG: 0.03%)
Candriam Long Short Credit		(CANLUX: 0.01%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.01%, CANFR: 0.00%)
Candriam Money Market Euro		(CANFR: 0.00%)
Candriam Money Market Euro AAA		(CANLUX: 0.10%, CANFR: 0.00%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(CANFR: 0.00%)
Candriam Quant	(Luxembourg)	(CANLUX: 0.00%, CIG: 0.01%)
Candriam Quant Equities Europe		(CIG 0.00%)
Candriam Quant Equities Multi-Factor EMU		(CIG: 0.03%)
Candriam Quant Equities Multi-Factor Global		(CIG: 0.01%)
Candriam Quant Equities USA		(CIG 0.01%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.03%, CIG: 0.00%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.00%, CANFR: 0.00%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam SRI Bond Euro		(CANLUX: 0.04%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.03%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 0.00%)
Candriam SRI Equity Circular Economy		(CIG: 0.00)
Candriam SRI Equity Climate Action		(CIG: 0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.01%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(CIG: 0.00%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.01%,CIG: 0.00%)
Candriam Sustainable Bond Emerging Markets		(CANLUX: 0.01%)
Candriam Sustainable Bond Euro		(CANLUX: 0.04)
Candriam Sustainable Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam Sustainable Bond Euro Corporate		(CANLUX: 0.03%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(0.00%)
Candriam Sustainable Bond Global High Yield		(CANLUX: 0.01%)
Candriam Sustainable Defensive Asset Allocation		(0.00%)
Candriam Sustainable Equity Circular Economy		(CIG: 0.01%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Equity Emerging Markets		(CANLUX: 0.01%)
Candriam Sustainable Equity EMU		(CANLUX: 0.02%)
Candriam Sustainable Equity Europe		(CANLUX: 0.01%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.14%)
Candriam Sustainable Equity North America		(CANLUX: 0.01%)
Candriam Sustainable Equity Pacific		(CIG: 0.01%)
Candriam Sustainable Equity World		(CANLUX: 0.01%)
Candriam Sustainable Euro Bonds		(CIG: 0.58%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.00%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(CANLUX: 0.00%)
Candriam Sustainable High		(CIG: 0.01%)
Candriam Sustainable Low		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable Money Market Euro		(0.00%)
Candriam Sustainable North America		(CANLUX: 0.00%)
Candriam Sustainable Pacific		(CIG: .01%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable World Bonds		(CIG: 0.38%)
Candriam World Alternative	(Luxembourg)	(CANLUX:0.09%, NYLIAC: 29.90%, CIG: 0.00%)
Candriam World Alternative Alphamax		(NYLIAC: 37.61%, CANLUX: 0.12%, CIG: 0.00%)
Cleome Index	(Luxembourg)	(CANFR: 0.00%)
Cleome Index EMU Equities		(CANF: 0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.00%)
Cleome Index Euro Short Term Bonds		(0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index Global Equities		(CIG: 0.07%)
Cleome Index USA Equities		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG: 0.07%)
IndexIQ		(CIG: 29%)
IndexIQ Factors Sustainable
Corporate Euro Bond		(CIG: 40%)
IndexIQ Factors Sustainable
Sovereign Euro Bond		(CIG: 19%)
IndexIQ Factors Sustainable
Europe Equity		(CIG: 19%)
IndexIQ Factors Sustainable
EMU Equity		(CIG: 2.38%)
IndexIQ Factors Sustainable
Japan Equity		(CIG: 30%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (78.83%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil IT - Ausbil Dividend Income Fund	(Australia)	(NYLIAC: 25.80%)
Ausbil IT - Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 37.19%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil IT - Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 48.98%)
Ausbil IT - Ausbil Global Resources Fund	(Australia)	(50.19%)
Ausbil IT - Ausbil Global SmallCap Fund	(Australia)	(66.13%)
Ausbil IT - Ausbil Microcap Fund	(Australia)	(NYLIAC: 14.99%)
Ausbil IT - MacKay Shields Multi-Sector Bond Fund	(Australia)	(NYLIAC: 98.08%)
Ausbit IT – Ausbil Long Short Term Fund	(Australia)	(NYLIAC: 96.25%)
NYLIFE Distributors LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% Equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Flatiron CLO 19 Funding Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Funding Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
Fabric of Family LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP-RTL DTC VA LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[7]
New York Life Global Funding	(Delaware)[7]
Government Energy Savings Trust 2003-A (GEST)	(New York)[7]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[8]
NYLARC Holding Company Inc.	(Arizona)[7]
New York Life Agents Reinsurance Company	(Arizona)[7]
JREP Fund Holdings I, L.P.		(12.5%) (Cayman Is.)
Jaguar Real Estate Partners L.P.		(30.3%) (Cayman Is.)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust[8]
Skyhigh SPV Note Issuer 2020 LLC[8]

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.47%, NYLIAC owns 0.00%, and MacKay owns 0.17% for a total ownership of 13.64%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
8	Control is through financial interest, not ownership of voting interests.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of December 31, 2020 there were approximately 33,478 owners of Qualified Policies and 2,388 owners of Non-Qualified Policies under this Registration Statement.

ITEM 28. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC VLI Separate Account

MainStay Funds Trust

The MainStay Funds

MainStay VP Funds Trust

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis M.	Manager, Senior Vice President
Lehneis, Kirk C.	Manager, Senior Managing Director
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
Virendra, Sonali	Senior Vice President, US Life & Agency
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Sell, David S.	Managing Director, NYL Investors
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Behrens, Dawn	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Sharrier, Elizabeth A.	Corporate Vice President & Assistant Secretary
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary & Associate General Counsel

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life – Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

ITEM 31. MANAGEMENT SERVICES – Not applicable.

ITEM 32. UNDERTAKINGS – Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-IV, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 12, 2021.

NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT - IV
(Registrant)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Craig L. DeSanto*	Chairman and President
Christopher T. Ashe*	Director
Elizabeth K. Brill*	Director
Alexander I. M. Cook*	Director
Eric Feldstein*	Director
Robert M. Gardner*	Director and Controller (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Mark J. Madgett*	Director
Anthony R. Malloy*	Director
Theodore A. Mathas*	Director and Chief Executive Officer (Principal Executive Officer)
Amy Miller*	Director
Matthew D. Wion*	Director

By:	/s/ Matthew Williams
Matthew Williams
Attorney-in-Fact
April 12, 2021

*	Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

(9)	Opinion and Consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP.

(10)(b)	Powers of Attorney.